                                                                    Exhibit 99.3






                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                 BAY VIEW BANK, NATIONAL ASSOCIATION ("Seller")

                                       and

                    WASHINGTON MUTUAL BANK, FA ("Purchaser")


                            Dated as of July 22, 2002

                                TABLE OF CONTENTS



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                                                                                          ----
ARTICLE I.        DEFINITIONS................................................................1

        Section 1.01    Definitions..........................................................1

ARTICLE II.       AGREEMENT TO PURCHASE......................................................9

        Section 2.01    Agreement to Purchase................................................9
        Section 2.02    SBO Closing..........................................................9

ARTICLE III.      MORTGAGE PREPAYMENTS......................................................10

        Section 3.01    Mortgage Prepayments................................................10

ARTICLE IV.       PURCHASE PRICE; PAYMENT...................................................10

        Section 4.01    Purchase Price......................................................10
        Section 4.02    Document Deficiencies; Holdback.....................................11

ARTICLE V.        CONVEYANCE FROM SELLER TO PURCHASER.......................................12

        Section 5.01    Conveyance of Mortgage Loans........................................12
        Section 5.02    Additional Transfer Provisions......................................12
        Section 5.03    Delivery of Mortgage Loan Documents.................................13

ARTICLE VI.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER; REMEDIES
                  FOR BREACH................................................................15

        Section 6.01    Representations and Warranties Regarding the Seller.................15
        Section 6.02    Representations, Warranties and Covenants Regarding Individual
                        Mortgage Loans......................................................18
        Section 6.03    Remedies for Breach of Seller's Representations, Warranties
                        and Covenants.......................................................31
        Section 6.04    Survival of Representations, Warranties and Covenants;
                        Limitation Period...................................................33

ARTICLE VIA.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER................34

        Section 6.01A   Representations and Warranties Regarding the Purchaser..............34
        Section 6.02A   Survival of Representations, Warranties and Covenants...............35

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
ARTICLE VII.      INTERIM SERVICING; TRANSFER OF SERVICING..................................36

        Section 7.01    Interim Servicing...................................................36
        Section 7.02    Transfer of Servicing...............................................36
        Section 7.03    Substitution of Trustee.............................................36

ARTICLE VIII.     CLOSING...................................................................36

        Section 8.01    Closing.............................................................36
        Section 8.02    Conditions to the Purchaser's Closing Obligations...................36
        Section 8.03    Conditions to the Seller's Closing Obligations......................37
        Section 8.04    SBO Closing Conditions..............................................38

ARTICLE IX.       CLOSING DOCUMENTS.........................................................38

        Section 9.01    Closing Documents...................................................38
        Section 9.02    SBO Closing Documents...............................................39

ARTICLE X.        COSTS.....................................................................39

        Section 10.01   Costs...............................................................39

ARTICLE XI.       TERMINATION...............................................................40

        Section 11.01   Termination.........................................................40

ARTICLE XII.      MISCELLANEOUS.............................................................40

        Section 12.01   Notices.............................................................40
        Section 12.02   Severability Clause.................................................41
        Section 12.03   Counterparts........................................................41
        Section 12.04   Governing Law.......................................................41
        Section 12.05   Recordation of Agreement............................................41
        Section 12.06   Intention of the Parties............................................42
        Section 12.07   Successors and Assigns; Assignment of Agreement.....................42
        Section 12.08   Confidentiality; Press Releases.....................................42
        Section 12.09   Attorneys' Fees.....................................................43
        Section 12.10   Complete Agreement; Waivers.........................................43
        Section 12.11   Exhibits............................................................43
        Section 12.12   General Interpretive Principles.....................................43
        Section 12.13   Reproduction of Documents...........................................44
        Section 12.14   Further Agreements..................................................44
        Section 12.15   Recordability of Assignments of Mortgage............................44
        Section 12.16   No Solicitation.....................................................44
        Section 12.17   Survival............................................................44

LIST OF EXHIBITS

EXHIBIT 1      MORTGAGE LOAN SCHEDULE
EXHIBIT 2      SELLER'S OFFICER'S CERTIFICATE
EXHIBIT 3      ASSIGNMENT AND CONVEYANCE
EXHIBIT 4      NEGATIVE ESCROWS
EXHIBIT 5      CONTENTS OF EACH SERVICING FILE
EXHIBIT 6      SPECIAL ENVIRONMENTAL LOANS
EXHIBIT 7      INTERIM SERVICING AGREEMENT
EXHIBIT 8      ESCROW AND BAILEE AGREEMENT
EXHIBIT 9      LOST NOTE AFFIDAVIT LOANS
EXHIBIT 10     NOTICES TO/CONSENTS FROM INSURERS
EXHIBIT 11     LOANS SUBJECT TO BANKRUPTCY
EXHIBIT 12     LOANS WITH DELINQUENT TAXES
EXHIBIT 13     SBOs
EXHIBIT 14     LOANS WITH DELINQUENT INSURANCE PREMIUMS
EXHIBIT 15     NEW MORTGAGE LOANS
EXHIBIT 16     DOCUMENT DEFICIENCIES
EXHIBIT 17     MORTGAGE LOANS WITH PLEDGED LOAN PROCEEDS
EXHIBIT 18     POWER OF ATTORNEY
EXHIBIT 19     MORTGAGE LOAN PAYMENT EXCEPTIONS
EXHIBIT 20     SENIOR LIENS AND GROUND LEASES
EXHIBIT 21     CROSS-COLLATERALIZED OR CROSS-DEFAULTED MORTGAGE LOANS
EXHIBIT 22     SPECIAL MULTI-FAMILY PROPERTIES
EXHIBIT 23     UNDERWRITING GUIDELINE EXCEPTIONS
EXHIBIT 24     CLASSIFIED MORTGAGE LOANS
EXHIBIT 25     SECTION 6.02(VV) ITEMS
EXHIBIT 26     CUSTODIAL ACCOUNTS; MORTGAGE LOANS WITH ESCROW PAYMENTS
EXHIBIT 27     MORTGAGE LOANS WITH AUTOMATIC DEBIT

                        MORTGAGE LOAN PURCHASE AGREEMENT

               This MORTGAGE LOAN PURCHASE AGREEMENT (the "Agreement"), dated as of July 22, 2002, by and between WASHINGTON MUTUAL BANK, FA, a federal association, having an office at 1301 Fifth Avenue, Seattle, Washington 98101 (the "Purchaser"), and BAY VIEW BANK, NATIONAL ASSOCIATION, a national banking association, having an office at 1840 Gateway Drive, San Mateo, California 94404 (the "Seller").


                              W I T N E S S E T H:

               WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, certain multifamily and commercial mortgage loans on a servicing-released basis (except as herein expressly provided);

               WHEREAS, each Mortgage Loan is secured by a mortgage or deed of trust creating a lien on a multifamily dwelling or commercial real property located in the jurisdiction indicated on the Mortgage Loan Schedule for the Mortgage Loans; and

               WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the sale by the Seller and the purchase by the Purchaser of such Mortgage Loans;

               NOW, THEREFORE, in consideration of the promises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:


                                   ARTICLE I.
                                  DEFINITIONS.

               Section 1.01 Definitions. For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below:

               Accepted Servicing Practices: With respect to any Mortgage Loan, such mortgage servicing practices of and standard of care employed by prudent servicers that service mortgage loans of the same type as such Mortgage Loans in the jurisdiction where the related Mortgaged Property is located; such standard of care shall not be lower than that the Seller customarily employs and exercises in servicing and administering similar mortgage loans for its own account, and shall be in full compliance with all federal, state and local laws, ordinances, rules and regulations. Accepted Servicing Practices shall in all events incorporate the loan collection, administration, enforcement and other related requirements of the applicable Mortgage Loan Documents.

               Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               Ancillary Fees: Charges for late fees relating to delinquent Mortgage Loan Payments (to the extent permitted by the applicable Mortgage Loan Documents), charges for dishonored checks, pay-off fees and fax fees (but not including prepayment premiums, yield maintenance premiums, modification fees, default interest, assumption fees, or other fees and charges of any kind collected from or assessed against the Mortgagor, all which belong to and shall be remitted to Purchaser on the next Remittance Date after received).

               Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan (or, if applicable, at any time subsequent thereto) as the value of the Mortgaged Property.

               Assignment of Mortgage: With respect to each Mortgage, an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under and complying with the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

               Bailee: Deutsche Bank or other entity reasonably designated by the Purchaser.

               Business Day: Any day other than (i) a Saturday or Sunday, or
(ii) a day on which banking and savings and loan institutions, in the State of New York, the State of Washington, or the state in which the Seller's operations are located, are authorized or obligated by law or executive order to be closed.

               Closing Date: The date on which the Purchaser shall purchase, and the Seller shall sell, the Mortgage Loans listed on the Mortgage Loan Schedule. The Closing Date shall be August 7, 2002, or such other date as may be agreed upon by the parties.

               Custodial Accounts: The separate account or accounts created and maintained by the Seller for the benefit of the Purchaser or the Mortgagors in which Custodial Funds are deposited and held.

               Custodial Funds: All funds held in trust for and for the benefit of Purchaser or the Mortgagors by or on behalf of Seller with respect to the Mortgage Loans, including, but not limited to, all principal and interest funds, buydown funds, Escrow Payments, funds from hazard insurance loss drafts and other mortgage escrow and impound amounts (including interest accrued thereon for the benefit of the Mortgagors under the Mortgage Loans, if required by law or contract) maintained by or on behalf of the Seller relating to the Mortgage Loans.

               Cut-off Date: The close of business on August 5, 2002.

               Data File: Collectively, with respect to each Mortgage Loan, the data files of Seller, Safeco with respect to insurance on each Mortgaged Property and LERETA Corp. and First American Real Estate Information Services, Inc. with respect to taxes and assessments payable on each Mortgaged Property, in each case in form and containing the information reasonably acceptable to the Purchaser, in order to, among other things, facilitate an efficient and accurate transition of servicing of the Mortgage Loans from the Seller to the Purchaser (and its servicing platform) in accordance with the Interim Servicing Agreement.

               Determination Date: A date and time occurring twice each month as of 5:00 p.m. California time on the Business Day immediately preceding each Remittance Date.

               DSCR: The debt service coverage ratio with respect to a Mortgagor and the related Mortgaged Property.

               Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace or, as applicable, any cure period following notice of delinquency or other default.

               Escrow and Bailee Agreement: That certain agreement in the general form attached hereto as Exhibit 8, as such form is ultimately negotiated between Bailee and the Purchaser, subject to the reasonable approval of the Seller. The Seller, the Purchaser and the Bailee shall be parties to the Escrow and Bailee Agreement, which shall provide that all costs and expenses of the Bailee shall be shared equally by the Seller and the Purchaser.

               Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rates, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

               First Remittance Date: The 15th day (or if such 15th day is not a Business Day, the first Business Day immediately thereafter) of any calendar month.

               Gross Margin: With respect to each adjustable rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note to be added to the applicable Index to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.

               Holdback: That portion of the Purchase Price, initially $25,000,000, which amount shall be payable to the Seller by the Purchaser in installments after the Closing Date under the terms and conditions set forth in
Section 4.02 below.

               Index: The index rate set forth in each adjustable rate Mortgage Note, which is as specified on the Mortgage Loan Schedule.

               Insurer: FHA, VA or any private mortgage insurer and any insurer or guarantor under any standard hazard insurance policy, any federal flood insurance policy, any title insurance policy, any earthquake insurance policy or other insurance policy, and any successor thereto, with respect to the Mortgage Loan or the Mortgaged Property.

               Interest Rate Adjustment Date: With respect to each adjustable rate Mortgage Loan, the date, specified in the related Mortgage Note, on which the Mortgage Interest Rate is to be adjusted.

               Interest Rate Decrease Maximum: As to each adjustable rate Mortgage Loan, the maximum amount, if any, that the Mortgage Interest Rate can adjust downwards on any Interest Rate Adjustment Date, determined in accordance with the related Mortgage Note.

               Interest Rate Increase Maximum: As to each adjustable rate Mortgage Loan, the maximum amount, if any, that the Mortgage Interest Rate can adjust upwards on any Interest Rate Adjustment Date, determined in accordance with the related Mortgage Note.

               Interim Period: As to each Mortgage Loan, the period of time between the Closing Date and the Transfer Date for such Mortgage Loan.

               Interim Servicing Agreement: That certain Interim Servicing Agreement by and between the Seller and the Purchaser in substantially the form attached hereto as Exhibit 7.

               Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the original outstanding principal amount of the Mortgage Loan or the current outstanding principal amount, as the case may be, to the lesser of (a) the Appraised Value of the Mortgaged Property at origination or (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

               Loss: Any and all losses, damages, deficiencies, claims, reasonable and necessary costs or expenses, including without limitation, attorneys' fees and disbursements, court costs, and internal and administrative costs and expenses.

               Maximum Monthly Payment Adjustment: As to each adjustable rate Mortgage Loan, the maximum amount, if any, that the Monthly Payment can adjust upwards on any Interest Rate Adjustment Date, determined in accordance with the related Mortgage Note.

               Maximum Mortgage Interest Rate: As to each adjustable rate Mortgage Loan, the maximum rate of interest, if any, that may be charged pursuant to the related Mortgage Note.

               Minimum Mortgage Interest Rate: As to each adjustable rate Mortgage Loan, the minimum rate of interest, if any, that may be charged pursuant to the related Mortgage Note.

               Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

               Mortgage: The mortgage or deed of trust securing a Mortgage Note, which creates a lien on an estate in real property that secures the Mortgage Note.

               Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note, which shall be fixed with respect to fixed rate Mortgage Loans and adjusted from time to time with respect to adjustable rate Mortgage Loans. In the case of each SBO, Mortgage Interest Rate shall be understood to mean the net Mortgage Interest Rate contractually payable to the Seller under the applicable SBO documentation.

               Mortgage Interest Rate Cap: With respect to an adjustable rate Mortgage Loan, the limit on each Mortgage Interest Rate adjustment as set forth in the related Mortgage Note.

               Mortgage Loan: An individual Mortgage Loan (including the Mortgage Loans set forth on Exhibit 13) that is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan Documents, the Servicing Rights to the Mortgage Loan (except with respect to Mortgage Loans set forth on Exhibit 13), all Custodial Funds and, from and after the Cut-off Date, the Monthly Payments, principal prepayments, liquidation proceeds, condemnation proceeds, insurance proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding Repurchased Mortgage Loans. The Mortgage Loans are identified on Attachment I hereto, subject to (a) the exclusion therefrom of any Mortgage Loan listed on Exhibit 6 hereto as to which the environmental insurance policy referred to in the first paragraph of Section
4.01 is determined not to apply, and (b) the further exclusion therefrom of certain SBOs in accordance with Section 2.02 below. The identification of the Mortgage Loans as set forth in the preceding sentence shall be superceded by the final forms of Exhibits 1 and 13 as attached to this Agreement in conformity with Sections 8.02(d) and 8.03(c) below.

               Mortgage Loan Documents: The documents listed in Section 5.03(a) and required to be delivered to the Purchaser or the Bailee on the Closing Date with respect to each Mortgage Loan and any other documents or instruments evidencing, securing or otherwise executed and delivered in favor of the lender with respect to a Mortgage Loan (or in favor of the Seller in the case of SBOs).

               Mortgage Loan Schedule: The schedule of Mortgage Loans attached as Exhibit 1 (as the same shall be updated and delivered on the Closing Date in accordance with Section 9.01 below) setting forth the following information with respect to each Mortgage Loan (subject to appropriate variation as to SBOs, as to which detailed supplementary information is set forth on Exhibit 13 hereto):
(1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the state and zip code;
(4) the property type; (5) the original amortization term; (6) the Appraised Value of the Mortgaged Property at origination; (7) the Mortgage Interest Rate as of the Cut-off Date; (8) the Due Date under the Mortgage Loan; (9) the stated maturity date; (10) the amount of the Monthly Payment as of the Cut-off Date;
(11) with respect to adjustable rate Mortgage Loans, the Maximum Monthly Payment Adjustment; (12) the original principal amount of the Mortgage Loan; (13) the principal balance of the Mortgage Loan on the Cut-off Date; (14) with respect to adjustable rate Mortgage Loans, the next Interest Rate Adjustment Date after the Cut-off Date; (15) with respect to adjustable rate Mortgage Loans, the Gross Margin; (16) with respect to adjustable rate Mortgage Loans, the Maximum Mortgage Interest Rate; (17) with respect to adjustable rate Mortgage Loans, the Minimum Mortgage Interest Rate; (18) with respect to adjustable rate Mortgage Loans, the Interest Rate Increase Maximum; (19) with respect to adjustable rate Mortgage Loans, the Interest Rate Decrease Maximum; (20) with respect to adjustable rate Mortgage Loans, a code indicating the type of Index; (21) the most recent reported total monthly rent, if available; (22) the most recent reported NOI and period covered thereby, if available; (23) the most recent DSCR and the effective date thereof, calculated from reported information, if available; (24) the last property inspection date, if available; (25) the last Due Date for which a Monthly Payment has been made; (26) with respect to multifamily Mortgage Loans, a code indicating number of units at the Mortgaged Property; (27) the applicable late charge; (28) a code indicating the number of days per month and the number of days per year on which the monthly interest amount due is calculated (example: "Actual/360" or "360/360"); (29) a code indicating the maximum allowable amount of negative amortization, expressed as a percentage of the original loan balance; (30) in the case of each SBO, the applicable base servicing fee (defined as the difference between the gross Mortgage Interest Rate on the loan and the net Mortgage Interest Rate contractually payable to the Seller under the applicable SBO documentation); (31) a code indicating each Mortgage Loan with a balloon payment of principal at maturity; and (32) the maturity date of the Mortgage Loan. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (a) the number of Mortgage Loans; and (b) the current aggregate outstanding principal balance of the Mortgage Loans. The Mortgage Loan Schedule shall be provided in printed format, as well as in electronic form in Excel format.

               Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

               Mortgaged Property: The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.

               Mortgagor: The obligor on a Mortgage Note.

               Negative Escrows: Amounts advanced by the Seller out of its own funds with respect to the Mortgage Loans, which advances are ultimately reimbursable from the related Mortgagor under the terms of the Mortgage Loan Documents, a list of advances (with amounts as of the Cut-off Date) and related Mortgage Loans being contained in Exhibit 4 hereto.

               New Mortgage Loans: Those Mortgage Loans closed and funded by the Seller on or after May 1, 2002 and not later than July 15, 2002, a list of such Mortgage Loans being contained in Exhibit 15 hereto.

               NOI: Net operating income generated from a Mortgaged Property.

               OCC: The Office of the Comptroller of the Currency within the U.S. Department of the Treasury, and any successor thereto.

               Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, and delivered to the Purchaser pursuant to this Agreement.

               Opinion of Counsel: A written opinion of counsel, who may be in-house counsel for the Seller, reasonably acceptable to the Purchaser.

               Parties: The Seller and the Purchaser.

               Purchase Price: The price paid by the Purchaser to the Seller in exchange for the Mortgage Loans purchased hereunder, as calculated in accordance with Section 4.01 of this Agreement.

               Purchase Price and Terms Letter: If applicable, the letter agreement dated __________, 2002, by and between the Seller and the Purchaser setting forth the specific Purchase Price (expressed as percentage(s) of par with respect to individual, groups or the entire portfolio of Mortgage Loans, as applicable, and setting forth any additional terms and conditions of the transaction on a basis consistent with this Agreement, for each Mortgage Loan to be purchased hereunder.

               Remittance Date: Either the First Remittance Date or the Second Remittance Date, as applicable, of any calendar month.

               Repurchased Mortgage Loan: A Mortgage Loan that is repurchased by the Seller from the Purchaser pursuant to the terms of this Agreement.

               Repurchase Price: With respect to any Mortgage Loan, a price equal to the sum of (i) the product of (x) the percentage of par applicable to such Mortgage Loan, as referred to in Section 4.01 below or, as applicable, otherwise stated in the Purchase Price and Terms Letter, and (y) the unpaid principal balance of such Mortgage Loan, plus (ii) accrued interest on such unpaid principal balance of such Mortgage Loan at the Mortgage Interest Rate from the last date through which interest has been paid and distributed to the Purchaser to the date of repurchase, plus (iii) the outstanding amount of any Negative Escrow related to such Mortgage Loan, plus (iv) any outstanding amounts advanced by the Purchaser out of its own funds with respect to such Mortgage Loan on or after the Closing Date, which advances are ultimately reimbursable from the related Mortgagor under the terms of the Mortgage Loan Documents.

               SBOs: Those Mortgage Loans as to which the Seller owns a participating interest purchased from the originator of such Mortgage Loans, a list of such Mortgage Loans being contained in Exhibit 13 attached hereto.

               Second Remittance Date: The last Business Day of any calendar month.

               Servicing File: The documents listed in Exhibit 5 as required to be delivered to Purchaser with respect to each Mortgage Loan.

               Servicing Rights: The rights and obligations to administer, collect the payments for the reduction of principal and application of interest, collect payments on account of taxes and insurance, pay taxes and insurance, remit collected payments, modify, waive or amend any terms or provisions of the Mortgage Loan Documents, provide foreclosure and default management services, provide full escrow administration and any other obligations required or in connection with the Mortgage Loans, together with (a) the rights to any monies in any escrow or reserve accounts relating to the Mortgage Loans, (b) rights in all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Seller thereunder, (c) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to a Mortgage Loan or pertaining to the past, present or prospective servicing or a Mortgage Loan, and (d) the right to receive any fees arising from or connected to the Mortgage Loans, and all rights, powers and privileges incident to any of the foregoing.

               Transfer Date: Each date on which the Purchaser shall assume servicing obligations with respect to a Mortgage Loan, not to exceed 120 days after the Closing Date, all as more particularly provided in the Interim Servicing Agreement.


                                   ARTICLE II.
                             AGREEMENT TO PURCHASE.

               Section 2.01 Agreement to Purchase. On the Closing Date, the Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans set forth on the Mortgage Loan Schedule on the terms and conditions set forth in this Agreement and all related closing documents.

               Section 2.02 SBO Closing. Notwithstanding any other provision in this Agreement, the closing date for the purchase and sale of the SBOs shall be August 30, 2002 or such earlier or later date as the Parties may mutually agree upon in writing (the "SBO Closing Date"), and the Cut-off Date therefor shall, accordingly, be August 28, 2002. As to all matters pertaining to the closing of the purchase and sale of the SBOs under this Agreement, all references herein to the "Closing Date" shall be understood to mean and refer to the "SBO Closing Date", provided that the foregoing shall not extend the 12-month limitation period referred to in Section 6.04(b). Not later than the SBO Closing Date, the Seller shall deliver to the Purchaser, pursuant to Section 9.02 below, each of the items referred to in the last sentence of Section 5.03(a) and in Section
9.02 below, together with an appropriate form of assignment (substantively similar to Exhibit 3 hereto) sufficient to assign and transfer to the Purchaser all rights, title and interest of the Seller in and to the SBOs, and further together with all information with regard to the underlying Mortgage Loans the subject of each SBO (as referred to generally in the definition of Mortgage Loan Schedule) sufficient to permit the Purchaser to track (independent of the servicer) the monthly payment obligations of the borrowers under such underlying Mortgage Loans. In the event that the Seller is not able to deliver, on a timely basis, any of the items referred to in the preceding sentence with respect to an SBO, despite the exercise of all reasonable best efforts on the part of the Seller, then such SBO shall be excluded from the Mortgage Loans to be purchased by the Purchaser on the SBO Closing Date. The Seller shall exercise all reasonable best efforts to provide to the Purchaser, as a part of the Servicing File for each underlying Mortgage Loan the subject of an SBO, copies of the Mortgage Loan Documents for each such underlying Mortgage Loan.


                                  ARTICLE III.
                              MORTGAGE PREPAYMENTS.

               Section 3.01 Mortgage Prepayments. Any Mortgage Loans that have been prepaid in full on or prior to the Closing Date shall be deleted from the Mortgage Loan Schedule by the Seller and shall not be purchased by the Purchaser.


                                   ARTICLE IV.
                            PURCHASE PRICE; PAYMENT.

               Section 4.01 Purchase Price. The Purchase Price for the Mortgage Loans purchased hereunder shall be (a) one hundred and one-quarter percent (100.25%) multiplied by the aggregate principal balance, as of the Cut-off Date, of the Mortgage Loans listed on the Mortgage Loan Schedule, minus (b) the environmental insurance policy premium payable by the Purchaser to American International Group (or such other insurer as the Purchaser shall approve) for environmental insurance coverage satisfactory to the Purchaser with respect to those Mortgage Loans listed on Exhibit 6 hereto which are purchased by the Purchaser hereunder. The Purchase Price shall be payable in accordance with
ARTICLE VIII below, and subject to the Holdback as provided in Section 4.02.

               In addition to the Purchase Price as described above, the Purchaser shall pay to the Seller, at closing, accrued interest on the unpaid principal amount of each Mortgage Loan from the last date through which interest has been paid to the Seller thereon to, but not including, the Closing Date, plus any Negative Escrows related thereto outstanding as of the Closing Date.

               The Purchase Price payable on the initial Closing Date shall not include that portion thereof attributable to, and payable by the Purchaser with respect to, the SBOs; rather, such portion of the Purchase Price shall be payable by the Purchaser to the Seller on the SBO Closing Date pursuant to
Section 2.02 above, and shall be calculated as of the applicable Cut-off Date with respect thereto based upon those SBOs so purchased.

               With respect to the Mortgage Loans, the Purchaser shall be entitled to (1) all principal received after the Cut-off Date, (2) all other recoveries collected after the Cut-off Date, (3) all payments of interest on the Mortgage Loans received after the Cut- off Date, (4) all Servicing Rights from and after the Closing Date (except with respect to the Mortgage Loans set forth on Exhibit 13), subject to the Seller's rights and obligations under the Interim Servicing Agreement, and (5) all Negative Escrow recoveries collected or received after the Cut-off Date. The outstanding principal balance of each Mortgage

Loan as of the Cut-off Date is determined after application of payments of principal received on or before the Cut-off Date. Payments of principal and interest prepaid for a due date beyond the Cut-off Date shall be applied to the principal balance prior to the Cut-off Date.

               Section 4.02 Document Deficiencies; Holdback.

               (a) Attached hereto as Exhibit 16 is a listing of document deficiencies identified by the Parties prior to the Closing Date. Not later than 90 days following the Closing Date, the Seller shall correct, or cause to be corrected, all such document deficiencies in a manner satisfactory to the Purchaser in all material respects. At the election of the Purchaser, any Mortgage Loan as to which any document deficiency applicable thereto has not been so corrected within such 90-day period shall be repurchased by the Seller, not later than 30 days following written demand from the Purchaser, at the applicable Repurchase Price and generally in accordance with the provisions set forth in Section 6.03 hereof.

               (b) The Purchaser shall withhold from the Purchase Price paid to the Seller on the Closing Date the full amount of the Holdback, initially in the amount of $25,000,000. The unpaid amount of the Holdback shall increase by a per annum accrual factor equal to the three-month certificate of deposit rate quoted by the Purchaser on the Closing Date. Subject to the conditions to payment referred to below, the Holdback (plus, in each case, the then unpaid accrual thereon as referred to above) shall be payable by the Purchaser to the Seller as follows:

                   (i) $10,000,000 on the date three Business Days following the
               Second Remittance Date in August 2002;

                   (ii) $5,000,000 on the date three Business Days following the
               Second Remittance Date in September 2002;

                   (iii) $3,000,000 on the date three Business Days following the Second Remittance Date in October 2002; and

                   (iv) The remaining $7,000,000 on the earlier of (1) 30 days following the final Transfer Date of all Mortgage Loans under the Interim Servicing Agreement, or (2) December 27, 2002.

Each of the foregoing payments of the Holdback shall be subject to the condition that there shall then exist no payment default or material non-payment default by the Seller under the Interim Servicing Agreement (including, without limitation, the Seller's obligations to deliver to the Purchaser all Mortgage Loan Documents, Servicing Files, Custodial Funds and pledged loan proceeds referred to on Exhibit 26, and to deliver to the Mortgagors notices of the transfer of servicing). In addition, a further condition to the final payment of the Holdback pursuant to clause (iv) above shall be full compliance by the Seller with its obligations under Section 4.02(a) above. The Purchaser shall pay to the Seller each installment of the Holdback (including the accrual thereon referred to above) by wire transfer of immediately available funds to the account designated by the Seller. Nothing in this Section 4.02 shall limit any other right or remedy of the Purchaser in the enforcement of the obligations of the Seller under this Agreement, the Interim Servicing Agreement or any other closing document.

               (c) Consistent with the provisions of this Section 4.02, the Seller shall execute and file, not later than Closing Date, a UCC financing statement in favor of the Purchaser with respect to the full amount of the Holdback. Such financing statement shall be filed in such jurisdiction(s) as shall be necessary in order to perfect fully the Purchaser's interest therein. Upon payment of the entire Holdback to the Seller, the Purchaser shall promptly execute and file a release for each such financing statement. The Seller shall provide evidence to the Purchaser of the appropriate place(s) of filing in accordance with Uniform Commercial Code Section 9307(f). The filing of any financing statement pursuant to this Section 4.02(c) shall not indicate that the Parties intended to create a secured transaction pursuant to this Section 4.02.


                                   ARTICLE V.
                      CONVEYANCE FROM SELLER TO PURCHASER.

               Section 5.01 Conveyance of Mortgage Loans. As of the Closing Date, the Seller hereby sells, transfers, assigns and conveys to the Purchaser, on a "servicing released" basis except as expressly referred to below, the Mortgage Loans and the related Mortgage Loan Documents and all other rights and interests related thereto including, without limitation, all Servicing Rights with respect to such Mortgage Loans (except with respect to the Mortgage Loans set forth on Exhibit 13), and any and all Custodial Funds (including Escrow Payments) with respect to such Mortgage Loans. The Seller, simultaneously with the delivery of the Mortgage Loan Schedule with respect to the Mortgage Loans to be purchased on the Closing Date, shall execute and deliver at closing an Assignment and Conveyance in the form attached hereto as Exhibit 3, and the beneficial ownership of each Mortgage Loan Document and Servicing File is and shall be vested in the Purchaser.

               Section 5.02 Additional Transfer Provisions. The transfer of ownership to each Mortgage Loan shall be in the name of the Purchaser or one or more designees of the Purchaser, as the Purchaser shall select. All rights arising out of the Mortgage Loans, including, but not limited to, all funds received by the Seller after the Cut-off Date on or in connection with a Mortgage Loan, shall be vested in the Purchaser or one or more designees of the Purchaser and shall be remitted by Seller to the Purchaser pursuant to the terms of the Interim Servicing Agreement or otherwise.

               The sale of each Mortgage Loan shall be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller.

               Section 5.03 Delivery of Mortgage Loan Documents.

               (a) The Seller shall deliver or cause to be delivered to the Bailee, prior to the Closing Date (or on such other date as may be agreed to by the Parties in writing), each of the following items or documents with respect to each related Mortgage Loan pursuant to the Escrow and Bailee Agreement:

                   (i) the original Mortgage Note, endorsed "Pay to the order of
               _____________________, without recourse," and signed in the name of Seller by an authorized officer, with all intervening endorsements showing a complete, valid and proper chain of title from the originator of such Mortgage Loan to the Seller. Notwithstanding the foregoing, it is agreed by the Parties that lost note affidavits may be delivered in lieu of Mortgage Notes for the Mortgage Loans identified in Exhibit 9. In the event that the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[NAME OF SELLER], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "[NAME OF SELLER], formerly known as [previous name]";

                   (ii) the original Mortgage, with evidence of recording
               thereon;

                   (iii) an original Assignment of Mortgage, from the Seller
               assigned in blank, which assignment shall be in form and substance acceptable for recording (except for the insertion of the name of the assignee) and in compliance with all applicable federal and state laws, rules, regulations and ordinances. In the event that the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be by "[NAME OF SELLER], successor by merger to name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by "[NAME OF SELLER], formerly known as [previous name]";

                   (iv) the original policy of title insurance and all
               applicable endorsements thereto;

                   (v) originals of all intervening Assignments of Mortgage,
               with evidence of recording thereon, showing a complete chain of title from the originator to the Seller;

                   (vi) originals of all assumption and/or modification
               agreements, if any;

                   (vii) original UCC assignment, if a UCC-1 financing statement was filed in connection with a Mortgage Loan, showing the Purchaser as the new secured party;

                   (viii) original assignment of leases and rents (if separate from the Mortgage), and an original Assignment of Assignment of Leases and Rents (if separate from the Mortgage), from the Seller assigned in blank, which assignment shall be in form and substance acceptable for recording (except for the insertion of the name of the assignee) and in compliance with all applicable federal and state laws, rules, regulations and ordinances. In the event that the Assignment of Leases and Rents Loan was acquired by the Seller in a merger, the Assignment of Assignment of Leases and Rents must be by "[NAME OF SELLER], successor by merger to [name of predecessor]"; and in the event that the Assignment of Leases and Rents was acquired or originated by the Seller while doing business under another name, the Assignment of Assignment of Leases and Rents must be by "[NAME OF SELLER], formerly known as [previous name]":

                   (ix) original security agreement (if separate from the
               Mortgage);

                   (x) original guaranties, if any;

                   (xi) original environmental liability agreement, if any;

                   (xii) original non-recourse agreement, if any; and

                   (xiii) original collateral assignment, if any, of property management agreements, and any other documents or instruments, if any, evidencing or securing the Mortgage Loan.

Notwithstanding the foregoing, the following shall apply with respect to each New Mortgage Loan: (A) if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located and such original Mortgage has not yet been returned to the Seller by such recording office as of the Closing Date, the Seller may tender to the Purchaser a certified true, correct and complete copy of such original Mortgage; and (B) if the original policy of title insurance insuring such New Mortgage Loan has not yet been received by the Seller as of the Closing Date, the Seller may tender to the Purchaser a true, correct and complete copy of a pro forma policy, preliminary title report, title insurance binder or marked-up commitment for the issuance of such policy and an insured closing statement, in each case adequately defining the terms and conditions of the title policy which the applicable title insurer has committed to issue with respect to such Mortgage; provided, however, that the Seller shall obtain and cause to be delivered to the Purchaser the originals of such Mortgage and policy of title insurance with respect to each such New Mortgage Loan not later than the Transfer Date therefor under the Interim Servicing Agreement. Further, notwithstanding the foregoing, with respect to each SBO the Seller shall deliver or cause to be delivered to the Purchaser, not later than the SBO Closing Date, the original Participation Agreement, each Certificate of Participation, any intervening assignments of the participation interest (if applicable), and all other original documentation evidencing the interest of the Seller in the underlying Mortgage Loans covered by such SBO, together with all SBO Servicing Files; provided, however, that, to the extent the Seller cannot deliver the foregoing original documents, then the following shall apply: (1) the Purchaser shall accept a fully executed copy of the governing Participation Agreement; and (2) in lieu of original Certificates of Participation, intervening assignments (if any) and other original documentation as aforesaid, the Purchaser shall accept the written consent and acknowledgment of the originator/servicer of the SBO confirming the participation interest held by the Seller, the underlying Mortgage Loans and other similar items clearly defining the SBO asset being purchased by the Purchaser, with such consent and acknowledgment to be in a form jointly approved by the Seller and the Purchaser.

               (b) The Seller shall cause the Bailee to certify to the Seller and the Purchaser, in the manner specified in the Escrow and Bailee Agreement, Bailee's receipt of certain Mortgage Loan Documents on or prior to the Closing Date, attaching a list of any missing document or other deficiencies. The Seller shall cure all such deficiencies in the manner referred to in Section 4.02(a) above.

               (c) If any Assignment of Mortgage is at any time returned unrecorded because of any defect therein, the Seller shall cause such defect to be cured and such Assignment of Mortgage to be recorded promptly following written request by the Purchaser. Without limiting the foregoing, the Seller shall execute and deliver, at closing, a power-of-attorney in favor of the Purchaser in the form attached hereto as Exhibit 18, pursuant to which the Purchaser shall be authorized to supplement or modify any such Assignment of Mortgage, or execute a replacement thereof in appropriate form, in any manner to the extent necessary to permit such recordation in any applicable jurisdiction.


                                   ARTICLE VI.
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                       OF THE SELLER; REMEDIES FOR BREACH.

               Section 6.01 Representations and Warranties Regarding the Seller. The Seller represents and warrants to the Purchaser that, as of the date hereof and as of the Closing Date:

               (a) Due Organization and Authority. The Seller is duly organized and validly existing as a national bank under the laws of the United States and has all licenses necessary to carry on its business as now being conducted; the Seller is in compliance with the laws of each relevant jurisdiction or governmental authority to the extent necessary to ensure the enforceability of the transfer of the Mortgage Loans in accordance with the terms of this Agreement and the enforceability of the Mortgage Loans in accordance with the Mortgage Loan Documents; the Seller has the full corporate power, authority and legal right to hold, transfer and convey the Mortgage Loans and to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement (including all agreements and instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby (including without limitation the repurchase obligations hereinafter set forth) have been duly and validly authorized; this Agreement and all agreements and instruments of transfer contemplated hereby have been duly executed and delivered and constitute the valid, legal, binding and enforceable obligations of the Seller, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law; and all requisite corporate action has been taken by the Seller to make this Agreement and all agreements and instruments contemplated hereby valid and binding upon the Seller in accordance with their terms.

               (b) No Conflicts. Neither the sale of the Mortgage Loans to the Purchaser, nor the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or impair the ability of the Purchaser to realize on the Mortgage Loans, impair the value of the Mortgage Loans, or impair the ability of the Purchaser to realize the full mortgage insurance benefits applicable thereto.

               (c) Ability to Perform; Solvency. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

               (d) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of Seller's knowledge, threatened against the Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or that would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement. (As used in this Section 6.01 and in Section 6.02 below, the phrase "best of Seller's knowledge" shall be understood to mean knowledge actually possessed by the Seller or which a reasonably prudent lender should possess.)

               (e) No Consent Required. No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body including HUD, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date. In addition, no consent or approval is required from any non-governmental person or agency in connection with matters referred to in the preceding sentence, unless such consent or approval has been obtained prior to the Closing Date (with evidence thereof being delivered to the Purchaser as contemplated in Section 9.01(j) below) or, if the same is to be obtained following the Closing Date, such consent or approval is listed on Exhibit 16 hereto, and the Seller shall obtain same in a timely manner in accordance with
Section 4.02(a) above.

               (f) Sale Treatment. The Seller has been advised by its independent certified public accountants that under generally accepted accounting principles the transfer and assignment of the Mortgage Loans may be treated as a sale on the books and records of the Seller, and the Seller has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes.

               (g) Reasonable Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

               (h) Insured Depository Institution Representations. The Seller is an insured depository institution, and accordingly, the Seller makes the following additional representations and warranties:

                   (1) This Agreement conforms to all statutory and regulatory requirements applicable to the Seller. This Agreement is (a) executed contemporaneously with the agreement reached by the Seller and the Purchaser, (b) approved by a specific corporate or banking association resolution by the board of directors of the Seller, which approval shall be reflected in the minutes of said board, and (c) continuously, from the time of its execution, an official record of the Seller;

                   (2) This Agreement has been duly and validly authorized by a specific corporate or banking association resolution by the board of directors of the Seller. A copy of such resolution, certified by the corporate secretary of the Seller or attested to by a vice president or higher officer of the Seller has been provided to the Purchaser; and

                   (3) The Seller will maintain a copy of this Agreement in its official books and records and shall make same available for the Purchaser's inspection and copying on one Business Day's notice.

               Section 6.02 Representations, Warranties and Covenants Regarding Individual Mortgage Loans. The Seller hereby represents, warrants and covenants to the Purchaser that, as to each Mortgage Loan, as of the Closing Date:

               (a) Accuracy of Information. The description of and the information with respect to the Mortgage Loan set forth in the Mortgage Loan Schedule and the Data Files are true, complete, and accurate in all material respects; provided, however, that the Purchaser acknowledges that the following items were calculated or derived by the Seller from sources believed by it to be accurate or from analysis prepared solely for the Seller's own use, as to which items the Seller represents only that they are accurately set forth on the Mortgage Loan Schedule: total monthly rent, NOI and DSCR.

               (b) Full Disbursement; Pledged Loan Proceeds. The principal amount of the Mortgage Loan stated in the related Mortgage Note has been fully disbursed, and there is no requirement under any of the related Mortgage Loan Documents for, and the Seller shall not make, any future advances thereunder. Any further advances made prior to the Cut-off Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. Except with respect to the Mortgage Loans listed on Exhibit 17, the proceeds of each Mortgage Loan have been fully disbursed to Mortgagor; for each Mortgage Loan listed on Exhibit 17, the Mortgagor has pledged to (and the Seller has a perfected security interest in) a portion of the proceeds of such Mortgage Loan in the amount shown on Exhibit 17, and such pledged funds are non-interest bearing and subject to disbursement or other application in accordance with the applicable Mortgage Loan Documents.

               (c) Term; Monthly Installments; Amortization. Except as otherwise shown in the Mortgage Loan Schedule, the Mortgage Loan (i) has an original term to maturity not exceeding 30 years, and (ii) provides for Monthly Payments payable on the first day of each month. The principal amount of the Mortgage Loan has begun to amortize or will begin to amortize no later than the first day of the month immediately following the Cut-off Date (provided that certain Mortgage Loans may negatively amortize from time to time in accordance with their terms).

               (d) Interest Rate. If the Mortgage Loan is an adjustable rate Mortgage Loan (i) all of the terms set forth in the Mortgage Loan Documents pertaining to interest rate adjustments, payment adjustments, and adjustments of the unpaid principal balance are enforceable, in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principals of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law; (ii) all such adjustments have been timely and correctly made in accordance with the terms of the related Mortgage Note and applicable law, and the related Mortgagor timely and appropriately advised; (iii) such adjustments will not affect the lien priority of the Mortgage; (iv) on each Interest Rate Adjustment Date occurring after the Closing Date, the Mortgage Interest Rate is subject to adjustment to a new Mortgage Interest Rate equal to the then current Index plus the Gross Margin (rounded as provided in the related Mortgage Note), as specified on the Mortgage Loan Schedule, subject to the Maximum Mortgage Interest Rate, the Minimum Mortgage Interest Rate, the Interest Rate Increase Maximum and the Interest Rate Decrease Maximum specified on the Mortgage Loan Schedule; and (v) on each Interest Rate Adjustment Date occurring after the Closing Date, the Monthly Payment is subject to adjustment, subject to the Maximum Monthly Payment Adjustment or permitted negative amortization as specified on the Mortgage Loan Schedule. On the Closing Date and until the next Interest Rate Adjustment Date, in the absence of a default, the Mortgage Interest Rate is and shall be as set forth on the Mortgage Loan Schedule.

               (e) Interest Accrual. Interest at the rate or rates provided for by the Mortgage Note will accrue continuously, calculated on the full disbursed amount of the Mortgage Loan (and on any accumulated deferred interest, if any, but not on any principal repaid), and will be payable, either in advance for the period from the date on which funds were disbursed to one month before the first monthly payment date or (except insofar as interest is treated as deferred interest under the applicable Mortgage Note) in arrears, in scheduled installments that each provide for one month's interest accrual. Except as shown on the Mortgage Loan Schedule, the accrual of interest under the Mortgage Note (and the calculation of such interest) is based on a 360-day year consisting of twelve 30-day months, except during the month of origination (unless the date of such origination was the first of such month) and the month in which such maturity date falls (unless such maturity date was the first of such month), in which case, for each such month, interest shall accrue for each day that the Mortgage Loan remains outstanding, on the basis of an actual 365/366-day year.

               (f) Payment History; No Defaults. Except as shown on Exhibit 19:
(i) all Monthly Payments and Escrow Payments due under the Mortgage and Mortgage Note as of the Cut-off Date have been made; (ii) no Monthly Payment required to be made under the related Mortgage and Mortgage Note has been paid more than 30 days after its due date (excluding any applicable grace period) more than once during the twelve-month period preceding the Cut-off Date; (iii) no Monthly Payment required to be made under the related Mortgage and Mortgage Note has been paid more than 60 days after its due date (excluding any applicable grace period) during the 12-month period preceding the Cut-off Date; (iv) during the 12 months preceding the Cut-off Date, the Seller has not advanced a tax, insurance premium or leasehold payment with respect to a Mortgaged Property due to the failure of the related Mortgagor to make such payment in a timely manner;
(v) to the best of the Seller's knowledge, there is no, and during the 12 months preceding the Cut-off Date there has been no, material default, breach or violation, or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or violation, or event of acceleration, and neither the Seller, nor to the best of the Seller's knowledge, any mortgagee or servicer under any SBO, has waived any such default, breach, violation, or event of acceleration;
(vi) except as shown on Exhibit 12 hereto, all taxes, and other governmental assessments (including assessments payable in future installments) if and to the extent shown on the periodic tax bill for the Mortgaged Property issued by the county or municipal tax collector, currently due and owing in respect of or affecting the related Mortgaged Property have been paid, or Escrow Payments have been collected from the Mortgagor, and remain available in the applicable Custodial Fund in the respective amounts shown on Exhibit 26 hereto, in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable; (vii) except as shown on Exhibit 14 hereto, all insurance premiums required to be paid by each Mortgagor currently due and owing in respect of or affecting the related Mortgaged Property have been paid, or Escrow Payments have been collected from the Mortgagor, and remain available in the applicable Custodial Fund in the respective amounts shown on Exhibit 26 hereto, in an amount sufficient to pay for every such item which remains unpaid; (viii) to the best of Seller's knowledge, all municipal charges, water and sewer assessments, condominium charges, leasehold payments, or ground rents that previously became due and owing in respect of or affecting the related Mortgaged Property have been paid, or Escrow Payments have been collected from the Mortgagor, and remain available in the applicable Custodial Fund, in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable; and (ix) the Seller has not accelerated the Mortgage Loan during the 12 months preceding the Cut-off Date.

               Except as set forth on Exhibit 4, the Seller has not advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the

Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note.

               Pursuant to the terms of the Mortgage Loan Documents, no person or party other than the holder of the Mortgage Note may declare an event of default or accelerate the related indebtedness under such Mortgage Loan Documents.

               (g) No Equity Kickers. The Mortgage does not include any "equity participation" or similar provisions or "equity kicker" or similar provisions.

               (h) Appraisal. The Servicing File contains an Appraisal of the related Mortgaged Property, which Appraisal was made in connection with the origination of the Mortgage and was signed prior to the approval of the application for such Mortgage Loan by a qualified appraiser certified under the laws of the jurisdiction in which the Mortgaged Property is located and conforms to regulations of the Federal Home Loan Bank Board, the Office of Thrift Supervision, the OCC, or other applicable governmental regulator for the Mortgage Loan, which regulations were applicable at the time the Mortgage was originated, and who met the requirements of the Seller's appraisal policies and procedures, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation was not affected by the approval or disapproval of such application. To the best of Seller's knowledge, all of the improvements that were included for the purpose of determining the appraised value of the Mortgaged Property were completed at the time that such Mortgage Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property. Except for de minimis encroachments permitted by the prudent lenders which do not (1) extend more than one foot over the property line, (2) touch any improvements on the Mortgaged Property, or (3) interfere with the use of any improvements on the Mortgaged Property or with the use of the balance of the property not covered by any improvements, to the best of Seller's knowledge, no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation.

               (i) Lien Priority. Except with respect to Mortgage Loans set forth on Exhibit 20, the Mortgage is a first and paramount lien on the related Mortgaged Property, including all buildings, fixtures, installations and improvements to the Mortgaged Property, and all leases, rents, and profits related thereto. To the best of Seller's knowledge, such Mortgaged Property is free and clear of any mechanics and materialmen's liens or other liens in the nature thereof. To the best of Seller's knowledge, no rights are outstanding that under applicable law could give rise to any such mechanics' or materialmen's or similar liens that would be prior to, or equal with, the lien of the Mortgage.

               (j) Cross-Collateralization and Cross-Default. Except with respect to Mortgage Loans set forth on Exhibit 21, the Mortgage Loan is not cross-collateralized or cross-defaulted to any other mortgage loan, except to another Mortgage Loan that is subject to sale hereunder.

               (k) Security Interest in Personal Property. Except with respect to Mortgage Loans set forth on Exhibit 20, the Mortgage Loan Documents create and the Seller has, and upon transfer of the Mortgage Loan Documents to the Purchaser and the recordation of the Assignments of Mortgage, the Purchaser will have, a first lien priority perfected security interest in all furniture, fixtures, and equipment subject to the lien of the Mortgage and related to the operation of the Mortgaged Property as a multifamily dwelling or commercial property and condemnation and casualty proceeds relating to the Mortgaged Property, subject only, if applicable, to a third party's interest in leased items of personalty.

               (l) Interest in Property. Except with respect to Mortgage Loans set forth on Exhibit 20, each Mortgage encumbers a fee simple interest in the Mortgaged Property.

               (m) Title Insurance. The Mortgage Loan is covered by an ALTA Lender's title insurance policy (with an adjustable rate mortgage loan endorsement, if applicable, and, if the Mortgage Note provides for negative amortization, either with a negative amortization endorsement or in an amount equal to the negative amortization cap amount set forth in the related Mortgage
Note), issued by and the valid and binding obligation of a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, and its successors and assigns, as to the first priority lien (except with respect to Mortgage Loans set forth on Exhibit 20) of the Mortgage on the related Mortgaged Property in the original principal amount of such Mortgage Loan (plus, if applicable as stated above, an amount equal to the negative amortization cap amount, if any, set forth in the related Mortgage
Note). The exceptions set forth in the title policy are limited solely to covenants, conditions, restrictions, rights-of-way, easements, and other matters of public records as of the date of recording of the Mortgage that customarily are acceptable to lending institutions generally and that do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage or materially affect the value or marketability of such Mortgaged Property. If the Mortgaged Property secured by the Mortgage is subject to a ground lease, then the title insurance policy is an ALTA ground lease policy or contains a CLTA Endorsement 107.5. No claims have been made under such title insurance policy. Such title insurance policy is in full force and effect and will inure to the benefit of the Purchaser, as successor mortgagee, by operation of title policy without any action required to be taken by any Person.

               (n) Property Insurance. The Mortgaged Property related to the Mortgage Loan was insured at its origination with property insurance policies; provided, however, that earthquake coverage was not required. As of the applicable Cut-off Date, all improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located. If the Mortgaged Property is located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property is covered by flood insurance meeting the requirements of the current guidelines of the Federal Insurance Administration. To the best of the Seller's knowledge, each individual insurance policy has been validly issued. Each such policy is in full force and effect. The Seller has caused or will cause to be performed any and all acts required to preserve the rights and interests of the Purchaser in all insurance policies required by this Agreement, including, without limitation, notification of insurers, and assignment of policies or interests therein. Each individual insurance policy contains a standard mortgagee clause naming the Seller, and its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage Note and the beneficiary of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, and the Seller has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect and enforceability thereof.

               (o) No Side Agreements. All terms governing the Mortgage Loans are in writing and are set forth in the Mortgage Loan Documents, and all such Mortgage Loan Documents will be or have been delivered to the Purchaser in connection with such purchase.

               (p) Enforceability of Loan Documents; Compliance. The Mortgage Loan Documents contain an absolute, unconditional, and enforceable assignment of leases, rents, and profits. Each of the Mortgage Loan Documents is genuine, and each is the legal, valid, and binding obligation of the maker thereof and each party assuming liability therefor, enforceable in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. All parties to the Mortgage Loan Documents had legal capacity to execute the Mortgage Loan Documents and convey the estate therein purported to be conveyed, and each of the Mortgage Loan Documents has been duly and properly executed by such parties or pursuant to a valid power of attorney that has been recorded with the Mortgage. There is no valid offset, defense, counterclaim, or right of rescission with respect to the Mortgage Loan Documents. As of the date of origination, the Mortgage Loan complied with, or was exempt from, applicable state and federal laws, regulations, and requirements relating to usury. Any and all requirements of any federal, state, or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to such Mortgage Loan have been complied with, and the Seller shall maintain, in its possession, available for the Purchaser's inspection, or shall deliver to the Purchaser or its designee, any evidence of compliance with such requirements the Seller may have that is not being delivered to the Purchaser as part of the Mortgage Loan Documents or the Servicing Files. The consummation of the transactions contemplated by this Agreement will not cause the violation of any such laws.

               (q) Benefits of Loan Documents. The Mortgage contains customary provisions enforceable in accordance with their terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principals of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law) that, upon assignment to the Purchaser pursuant to this Agreement, will render the rights and remedies of the Purchaser thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. To the best of Seller's knowledge, there is no homestead, dower, curtesy, or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgage contains customary and enforceable provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan in the event all or any part of the related Mortgaged Property is sold or otherwise transferred without the prior consent of the mortgagee thereunder. If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

               (r) No Waivers or Releases. The terms of the Mortgage and the Mortgage Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Purchaser and each of which is a part of the Mortgage Loan Documents and which has been delivered to the Purchaser or was included in the Mortgage Loan Document files made available to the Purchaser during its diligence prior to the date of this Agreement. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule, if such information is required thereby, and, to the extent necessary, has been approved by the insurer under the applicable mortgage title insurance policy. No instrument of release, waiver, alteration, or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the Mortgage insurer, if any, and which is part of the Mortgage Loan Documents and has been or will be delivered to the Purchaser in accordance with the terms of this Agreement, and the terms of which are reflected in the Mortgage Loan Schedule, if such information is required thereby.

               (s) No Shortening or Extension of Term. The Seller has no right or obligation under the Mortgage Loan Documents to shorten (except as allowed in the related Mortgage Note or in the event of a Mortgagor default) or extend the original term of the Mortgage Loan. The Mortgage Loan is not due and payable on demand or on a date certain that is earlier than the stated maturity date (except as allowed in the related Mortgage or Mortgage Note or in the event of a Mortgagor default).

               (t) Notice to Insurer. Except as set forth on Exhibit 10 hereto, the transfer of the Mortgage Loans by the Seller to the Purchaser does not require notice to, or consent from, any Insurer thereunder.

               (u) Senior Liens; Ground Leases. With respect to each Mortgage Loan shown on Exhibit 20, (i) the Seller shall deliver to the Purchaser, as a part of the applicable Servicing File, true, correct and complete copies of the senior loan documents or ground lease, as applicable, to the extent in the possession of the Seller, and (ii) to the best of Seller's knowledge, there is no, and during the 12 months preceding the Cut-off Date there has been no, material default, breach or violation, or event of acceleration or termination under any such senior loan or ground lease, as applicable.

               (v) Mortgagor Eligibility. The Mortgagor is one or more individuals, a limited or general partnership, a corporation, a trust, or a limited liability company (or a co-tenancy of such individual entities). The Seller has no knowledge of any proceedings that would, in its opinion, adversely affect the ability of the Mortgagor to meet its obligations under the Mortgage Loan Documents.

               (w) Mortgagor Bankruptcy. Except as provided on Exhibit 11 attached hereto, to the best of the Seller's knowledge, no Mortgagor or any guarantors of the Mortgage are the subject of any bankruptcy, reorganization, insolvency, or comparable proceeding.

               (x) Good Repair. To the best of the Seller's knowledge, the Mortgaged Property is free of material damage or waste and is in good repair.

               (y) No Condemnation. To the best of Seller's knowledge, there is no proceeding pending or threatened, for the partial or total condemnation of the Mortgaged Property securing the Mortgage Loan, no notice of any such pending or threatened proceeding has been received by the Seller, and no such proceeding is currently occurring. No part of the Mortgaged Property has been taken by eminent domain.

               (z) Parcels. Each Mortgaged Property consists of either (i) a single parcel of real property, or (ii) two or more parcels of real property that are contiguous or are separated only by streets that are not major arteries, upon which is erected a multi-family dwelling or building(s) used for commercial purposes.

               (aa) Leasehold Estates. Except with respect to Mortgage Loans set forth on Exhibit 20, no Mortgage Loan is secured by a leasehold estate.

               (bb) Public Services; Access; Utilities. To the best of Seller's knowledge, the Mortgaged Property related to the Mortgage Loan (i) is located on a dedicated, all-weather road, or is accessible from such a road by means of access subject to a satisfactory easement, (ii) is serviced by public water and sewer systems and by adequate public utilities, (iii) is equipped (i.e., electrical wiring, plumbing, etc.) to provide the accepted level of utility service for the market area, and (iv) has access to community services, generally including police and fire protection, public transportation (if available to the community as a whole), refuse removal, and public education.

               (cc) No Materially Adverse Consequences from Utilities. To the best of Seller's knowledge, no public or private utility easements affecting the Mortgaged Property, including easements for utilities such as transcontinental pipelines, high power electric transmission lines, or drainage channels, will have a material adverse effect on the value or marketability of the Mortgaged Property.

               (dd) Mortgaged Property's Compliance with Applicable Laws. To the best of Seller's knowledge, all improvements on the Mortgaged Property and the use of the Mortgaged Property comply in all material respects with all applicable federal, state and local statutes, rules, and regulations, including, but not limited to, all applicable statutes, rules, and regulations pertaining to requirements for equal opportunity, fair housing, disability accommodation, zoning, and land use, and all applicable health, fire, and building codes, and all bond related regulatory agreements, deed restrictions, other bond related or tax credit related restrictive covenants, and any other applicable restrictive covenants, except to the extent that such non-compliance with any of the foregoing will not have a material adverse effect on the value or marketability of the Mortgaged Property, and including, but not limited to, current tenant parking requirements.

               (ee) Walkups. If the Mortgaged Property is improved by a building that contains more than three stories, it has an elevator.

               (ff) No Construction or Rehabilitation. The Mortgaged Property is not in construction or, to the best of Seller's knowledge, in substantial rehabilitation.

               (gg) Cooperatives. No Mortgaged Property is owned by a cooperative corporation or association.

               (hh) Environmental Hazards. The Seller represents and warrants to Purchaser, such representations and warranties to be true and correct as of the date of origination of such Mortgage Loan and, to the best of Seller's knowledge, as of the Closing Date:

                   (1) the Mortgaged Property was not and is not in material
               violation of any federal, state, or local law, statute, ordinance, rule or regulation, decree, order, and/or permit, relating to the environmental conditions on, under, or about such Mortgaged Property, including, but not limited to, soil and surface and ground water conditions.

                   (2) Except for lead-based paint, asbestos and radon gases, there had been and has been no disposal or release of any flammable explosives, petroleum, petroleum byproducts, radioactive materials, hazardous substances or wastes, or related materials, including, without limitation, polychlorinated biphenyls (PCBs), on, from, or under the Mortgaged Property. For purposes of this Section, the terms "disposal," "release," "hazardous substances," and "hazardous wastes" shall mean and include, without limitation, any hazardous, toxic, or dangerous waste, substance, material, or any disposal, discharge, or release, or any of the foregoing as defined in (or for purposes of) the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, and/or any other federal, state, or local law, statute, ordinance, code, rule, regulation, order, decree, and/or permit regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic, or dangerous waste, substance, or material.

                   (3) With respect to lead-based paint, asbestos and radon
               gases, there was no and is no lead-based paint, asbestos or radon gases on the Mortgaged Property in such form and/or amount as to constitute a violation of any federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree.

                   (4) The Mortgagor was not and is not manufacturing,
               generating, or storing hazardous substances or wastes or chemical substances on the Mortgaged Property nor permitting the manufacture, generation, or storage of such substances on the Mortgaged Property, except for de minimis amounts necessary for the proper operation of the Mortgaged Property and not constituting a violation of any federal, state or local statute, law, ordinance, code, rule, regulation, order or decree.

                   (5) There were no and are no actions, suits, proceedings,
               orders, inquiries, or investigations pending or threatened against, involving, or affecting the Mortgaged Property, at law or in equity, or before, or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, alleging the violation of any federal, state, or local law, statute, ordinance, rule, regulation, decree, order, and/or permit relating to Environmental Matters ("Environmental Matters" shall include, without limitation, matters relating to the generation, manufacture, use, storage, handling, transportation, and/or disposal of hazardous substances or wastes, chemical substances, or conditions with respect to the atmosphere, soil, surface and ground waters, wetlands, stream sediments, and vegetation).

                   (6) The Seller had not and has not received any claim,
               notice, or opinion that the ownership or operation of the Mortgaged Property violates any federal, state, or local law, statute, ordinance, rule, regulation, decree, order, and/or permit relating to Environmental Matters, and no valid basis for any proceeding, action, or claim of such nature exists;

provided, however, that a breach of any representation and warranty set forth in subparagraphs (1) through (6) above being given as of the date of origination shall not constitute a breach of this subsection 6.02(hh) for purposes of
Section 6.03 or any other provisions hereof unless such breach could reasonably be expected to have been detected by a modified "Phase I" report if such a report had been obtained at the time of origination of such Mortgage Loan, unless the Seller acquired actual knowledge of the matter subsequent to the origination of such Mortgage Loan and such information was not disclosed to the Purchaser pursuant to this Agreement. A modified Phase I report means an environmental report that is more thorough than a transaction screen but less thorough than a standard Phase I report.

               (ii) Location. The Mortgaged Property is located as set forth on the Mortgage Loan Schedule.

               (jj) Composition of Multifamily Property. Except with respect to Mortgage Loans set forth on Exhibit 22, each Mortgaged Property classified as "multifamily" on the Mortgage Loan Schedule is improved by a multifamily residential structure composed of at least five dwelling units, and no more than 20 percent of the net rentable space of such Mortgaged Property is used for non-residential purposes.

               (kk) Whole Loans; Ownership. Except with respect to Mortgage Loans set forth on Exhibits 13 and 14, each Mortgage Loan is a whole loan and not a participation interest in a Mortgage Loan. Immediately prior to the transfer thereof to the Purchaser pursuant to this Agreement, the Seller will have good and marketable title thereto, and the Seller will be the sole owner and holder of each Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges, or security interests of any nature (other than the lien of the Federal Home Loan Bank of San Francisco being released not later than the Closing Date) and will have full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement. Upon the transfer thereof to the Purchaser pursuant to this Agreement, the Seller will have taken all actions necessary on its part to be taken so that the Purchaser will have good and marketable title to, and will be sole owner of, the Mortgage Loan, the Mortgage and the Mortgage Note, free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges, or security interests of any nature.

               (ll) Escrow Payments. All escrow deposits and payments relating to each Mortgage are in the possession or under the control of the Seller. All such escrows and deposits will be conveyed by the Seller to the Purchaser pursuant to this Agreement and identified as such with appropriate detail. There exist no deficiencies in excess of $200 with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment have not been made or which the Seller expects not to be cured, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the Mortgage Note.

               (mm) Mortgagor Concentration. No more than 5 percent of the aggregate outstanding principal amount of the Mortgage Loans have the same Mortgagor or, to the Seller's best knowledge, are made to Mortgagors that are Affiliates of each other.

               (nn) Underwriting Guidelines. Except as set forth on Exhibit 23 hereto, each Mortgage Loan was underwritten in accordance with the underwriting guidelines of the Seller in effect at the time such Mortgage Loan was originated, true and correct copies of which have been delivered by the Seller to the Purchaser.

               (oo) No Fraudulent Statements. No statement, report, or other document constituting a part of the Mortgage Loan Documents or the Servicing File contains any fraudulent statements or omissions by the Seller or, to the best of the Seller's knowledge, by the Mortgagor or any other person or entity.

               (pp) Compliance. The origination, servicing and collection practices, if any, used by the Seller with respect to such Mortgage Loan have complied in all material respects with applicable requirements of federal, state and local laws and have been consistent with those practices applied by the Seller to similar types of mortgage loans-owned by the Seller.

               (qq) Licensing. The Seller and any of its Affiliates that have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee, or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii) (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, (D) not doing business in such state, or (E) not required to qualify to do business in such state.

               (rr) Custodial Agreements, etc. There are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the deliveries of the Mortgage Loan Documents. Each of the Mortgage Loan Documents with respect to such Mortgage Loan specified in Section 5.03 or in the Servicing File is, to the best of the Seller's knowledge, genuine, true, correct and complete and has not been altered or modified in any way except as noted in the Servicing File and each is duly executed and in due and proper form. With respect to each Servicing File, each of the items listed under Part One of
Exhibit 5 hereto is in each Servicing File, and each item listed under Part Two of Exhibit 5 is, where applicable as to each Mortgage Loan, in the Servicing File therefor.

               (ss) Assignments. The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement will be sufficient fully to transfer to the Purchaser all right, title and interest of the Seller thereto as note holder and mortgagee or trust deed beneficiary. The Mortgage will be duly assigned and the Mortgage Note will be duly endorsed as provided in
Section 5.03. The Assignment of Mortgage delivered pursuant to Section 5.03 is in recordable form (except for the insertion of the name of the assignee) and is acceptable for recording under the laws of the applicable jurisdiction.

               (tt) Delivery to the Bailee. Prior to the Closing Date, the Seller has, in accordance with Section 5.03, delivered to the Bailee originals of each of the documents with respect to such Mortgage Loan specified in Section 5.03.

               (uu) Classified Loans. Except as set forth on Exhibit 24, no Mortgage Loan is a "criticized" or "special credit" asset.

               (vv) Litigation; Casualty Losses. Except as shown on Exhibit 25 hereto, to the best of Seller's knowledge, there is (i) no litigation, arbitration or other similar proceeding pending or threatened with respect to any Mortgage Loan, (ii) no material unrepaired casualty loss with respect to any Mortgaged Property, and (iii) no material unpaid insurance claim pending with respect to any Mortgaged Property.

               (ww) SBOs. With respect to each SBO, the Seller (i) has, in accordance with Section 5.03 above, delivered to the Bailee true, correct and complete originals of each Participation Agreement, Certificate of Participation and other similar document evidencing the interest of the Seller in the underlying Mortgage Loan(s), (ii) has included in the Servicing File for each such Mortgage Loan copies of Mortgage Loan Documents, each report or notice received from the servicer under the applicable Participation Agreement, and other items referred to on Exhibit 5 hereto, but only to the extent to the possession of the Seller, with respect to each such underlying Mortgage Loan,
(iii) has no
knowledge of any breach or default on the part of the servicer under such SBO or any Mortgager under any underlying Mortgage Loan, and (iv) has executed and delivered to the Purchaser an assignment sufficient fully to transfer to the Purchaser all right, title and interest of the Seller in and to such SBO. The information set forth on Exhibit 13 hereto is true and correct. With respect to each SBO, the provisions of this subparagraph (xx) shall apply in lieu of other representations and warranties set forth in this Section 6.02, except for the following subparagraphs: (a), (b), (g) through (j), (l), (m), (w), (x), (y),
(dd), (ff), (ii), (jj), (nn), (oo), (uu) and (vv).

               (xx) Custodial Accounts. Exhibit 26 hereto is a true and complete listing of all Custodial Accounts, as well as each Mortgage Loan on which the Seller is collecting Escrow Payments from the Mortgagor.

               (yy) Automatic Debit. Exhibit 27 hereto is a true and complete listing of all Mortgage Loans with respect to which an automatic debit, against a deposit account held at the Seller or elsewhere, is in place with respect to regular Monthly Payments thereunder.

               Section 6.03 Remedies for Breach of Seller's Representations, Warranties and Covenants. It is understood and agreed that the representations and warranties set forth in Sections 6.01 and 6.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage Loan Documents or Servicing File. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser in the Mortgage Loans, in the case of a representation or warranty set forth in Section 6.01 (or which materially and adversely affects the value of any Mortgage Loan or the interest of the Purchaser in any Mortgage Loan, in the case of a representation and warranty set forth in Section 6.02), the Party discovering such breach shall give prompt written notice to the other.

               Within 60 days of the earlier of either discovery by (and written notice to the Purchaser in accordance with the preceding paragraph) or written notice to the Seller of any breach of a representation or warranty set forth in
Section 6.02, the Seller shall use its reasonable best efforts promptly to cure such breach in all material respects and, if such breach cannot be or is not cured within such 60-day period, and such breach meets the threshold standard set forth in the preceding paragraph, the Seller shall, at the Purchaser's option, which option must be exercised within 60 days following written notice to the Purchaser of the Seller's inability to cure such breach or the expiration of the 60-day cure period referred to above, repurchase such Mortgage Loan at the Repurchase Price not later than 30 days following demand for repurchase from the Purchaser. In the event that a breach shall involve any representation or warranty set forth in Section 6.01, and such breach cannot be or is not cured within 60 days of the earlier of either discovery by (and written notice to the Purchaser in accordance with the preceding paragraph) or written notice to the Seller of such breach, and such breach meets the threshold standard set forth in the preceding paragraph, the Seller shall repurchase, at the Repurchase Price, either, at the Seller's option, (1) all of the Mortgage Loans, or (2) such of the Mortgage Loans selected by the Purchaser, in its commercially reasonable discretion, so that, after such repurchase, such breach is cured in all material respects. Such repurchase shall close not later than 30 days following demand for repurchase from the Purchaser. In addition,
(a) if any Monthly Payment that becomes due during the period beginning on the Closing Date and ending on the first anniversary of the Closing Date in respect of any of the Mortgage Loans listed on Exhibit 12 becomes 60 days or more delinquent, or (b) with respect to any New Mortgage Loan shown on Part One of
Exhibit 15 hereto, the Mortgagor thereunder defaults on the first Monthly Payment or becomes 60 days or more delinquent on any Monthly Payment during the period beginning on the Closing Date and ending on the first anniversary of the Closing Date, or (c) with respect to any New Mortgage Loan shown on Part Two of
Exhibit 15 hereto, the Mortgagor thereunder defaults on the first Monthly Payment, then, in each such circumstance, the Seller shall, at the election of the Purchaser, repurchase (at the applicable Repurchase Price) the related Mortgage Loan not later than 30 days following written demand for repurchase from the Purchaser, which demand must be made within 60 days of the Purchaser acquiring knowledge of such delinquency or default (with delinquency understood to mean a failure to pay within the time period, including any cure period, provided in the applicable Mortgage Loan Documents). Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 6.03 shall be accomplished by the Seller wiring immediately available funds into an account designated by the Purchaser. The Seller shall pay all out-of-pocket costs and expenses incurred in connection with the repurchase of any Mortgage Loan.

               At the time of repurchase, the Purchaser and the Seller shall arrange for the reassignment of the Repurchased Mortgage Loan to the Seller pursuant to documents consistent with those delivered by the Seller to the Purchaser on the Closing Date and the delivery to the Seller of any documents held by the Purchaser relating to the Repurchased Mortgage Loan. The Seller shall on behalf of the Purchaser provide any required notice to any Mortgagor with respect to any Repurchased Mortgage Loan.

               In addition to such cure and repurchase obligations, the Seller shall indemnify, defend and hold the Purchaser harmless from and against any Loss resulting from any claim, demand, defense or assertion based on or founded upon, or resulting from, a breach by the Seller of any of its representations, warranties and covenants contained in this Agreement, the Interim Servicing Agreement and any other writing delivered pursuant hereto; provided, however, the Purchaser shall not be entitled to make a claim against the Seller under this paragraph if the amount of such Loss is (or is projected to be) less than $10,000 as to any single breach, unless the cumulative amount of all such Losses under all breaches of any kind exceeds $100,000, in which event the

Seller shall be liable to the Purchaser for the full amount of all such Losses without regard to such $10,000 or $100,000 limitation. It is understood and agreed that the obligations of the Seller set forth in this Section 6.03 to cure or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 6.03 constitute the sole remedies of the Purchaser respecting a breach of the Seller's representations, warranties or covenants.

               Any cause of action against the Seller relating to or arising out of the breach of any representation and warranty made in Section 6.01 or 6.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or written notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, as applicable, and (iii) demand upon the Seller by the Purchaser for all amounts payable in respect of such Mortgage Loan, as applicable.

               Section 6.04 Survival of Representations, Warranties and Covenants; Limitation Period.

               (a) The representations, warranties and covenants of the Seller contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement shall survive the consummation of the transactions contemplated hereby and any examination by or on behalf of the Purchaser and the termination of this Agreement.

               (b) The provisions of this Section 6.04(b) shall govern the time period within which the Purchaser may make a claim for breach of a representation or warranty by the Seller, whether in the nature of a demand for repurchase of a Mortgage Loan or indemnification with respect to such breach; the provisions of this subparagraph shall not limit the Purchaser's rights or remedies with respect to a breach by the Seller of any covenant under this Agreement or any related document. The time period for the assertion by the Purchaser of any such claim for breach of a representation or warranty by the Seller hereunder shall be limited to 12 months following the Closing Date. In addition, with respect to a claim for indemnification, the Purchaser shall have determined, within such 12-month period, that the breach of the Seller with respect to which such indemnification claim is being asserted has a reasonable possibility of resulting in a Loss to the Purchaser; each such claim for indemnification shall be in writing to the Seller and shall include a reasonable estimate by the Purchaser of the amount of such Loss, provided that such estimate shall not constitute a contractual limit on the amount of actual Loss under such indemnification claim, if larger. In response to any such claim for indemnification, the Seller may, in its sole discretion, elect to repurchase (at the applicable Repurchase Price and in the manner generally provided in Section
6.03 above) the related Mortgage Loan, in which case the Seller shall have no further obligation to the Purchaser with respect to the indemnification claim related thereto. If the Seller elects so to repurchase the related Mortgage Loan, such repurchase shall close not later than 30 days following the date the Purchaser made such indemnification claim. The Seller covenants to maintain, in its reasonable judgment, sufficient capital to satisfy all obligations to the Seller under this Agreement, the Interim Servicing Agreement and each other writing delivered pursuant hereto; any breach of the foregoing covenant shall render of no further force and effect the limitations set forth in this subparagraph (b). In no event shall the 12-month limitation period pursuant to this subparagraph (b) impair any claim or repurchase obligation, whether or not resolved within such 12-month period, discovered by the Seller or made by the Purchaser in writing to the Seller, as provided in Section 6.03 or in this Section 6.04, prior to the end of such period.


                                  ARTICLE VIA.
                         REPRESENTATIONS, WARRANTIES AND
                           COVENANTS OF THE PURCHASER.

               Section 6.01A Representations and Warranties Regarding the Purchaser. The Purchaser represents and warrants to the Seller that, as of the date hereof and as of the Closing Date:

               (a) Due Organization and Authority. The Purchaser is duly organized and validly existing as a federal association under the laws of the United States and has all licenses necessary to carry on its business as now being conducted; the Purchaser is in compliance with the laws of each relevant jurisdiction or governmental authority to the extent necessary to conduct business of the type conducted by the Purchaser; the Purchaser has the full corporate power, authority and legal right to receive and hold the Mortgage Loans and to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement (including all agreements and instruments of transfer to be delivered pursuant to this Agreement) by the Purchaser and the consummation of the transactions contemplated hereby (including without limitation the purchase obligations hereinafter set forth) have been duly and validly authorized; this Agreement and all agreements and instruments contemplated hereby have been duly executed and delivered and constitute the valid, legal, binding and enforceable obligations of the Purchaser, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law; and all requisite corporate action has been taken by the Purchaser to make this Agreement and all agreements and instruments contemplated hereby valid and binding upon the Purchaser in accordance with their terms.

               (b) No Conflicts. Neither the purchase of the Mortgage Loans by the Purchaser, nor the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser's charter or by-laws or any legal restriction or any agreement or instrument to which the Purchaser is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject, or result in the creation or imposition of any lien, charge or encumbrance that would have an adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument.

               (c) Ability to Perform; Solvency. The Purchaser does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Purchaser is solvent and the purchase of the Mortgage Loans will not cause the Purchaser to become insolvent. The purchase of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Purchaser's creditors.

               (d) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Purchaser, or in any material impairment of the right or ability of the Purchaser to carry on its business substantially as now conducted, or in any material liability on the part of the Purchaser, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement.

               (e) No Consent Required. No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body including HUD, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the purchase of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date.

               Section 6.02A Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the Purchaser contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement shall survive the consummation of the transactions contemplated hereby and any examination by or on behalf of the Seller and the termination of this Agreement; provided, however, that the representations and warranties contained in this Article VIA shall survive only as long as the survival period applicable to the Seller's representations and warranties pursuant to Section 6.04(b) hereof.

                                  ARTICLE VII.
                    INTERIM SERVICING; TRANSFER OF SERVICING.

               Section 7.01 Interim Servicing. On or before the Closing Date, the Parties shall execute the Interim Servicing Agreement attached hereto as
Exhibit 7. The Interim Servicing Agreement shall set for the rights and obligations of the parties regarding the servicing of the Mortgage Loans during the Interim Period.

               Section 7.02 Transfer of Servicing. The Seller shall transfer servicing responsibility with respect to the Mortgage Loans to the Purchaser or its designee in accordance with customary mortgage industry servicing practices on the applicable Transfer Date. Seller shall deliver the Servicing File to Purchaser on the applicable Transfer Date, or on such other date that the Parties shall agree upon. The Seller and Purchaser agree to make a good faith effort in order to execute and deliver such instruments and take such actions as either Party may, from time to time, reasonably request in order to effectuate the transfer of servicing. Nothing in this Section 7.02 shall alter or limit the specific provisions of the Interim Servicing Agreement.

               Section 7.03 Substitution of Trustee. In the case of any Mortgage in the form of a deed of trust under which the trustee is the Seller or an Affiliate of the Seller, the Purchaser shall, (a) prior to the initiation of record of any foreclosure proceeding under such deed of trust, and (b) in all events promptly following the service of any summons or other legal process naming the Seller or Affiliate as a party in its capacity as such trustee, substitute a replacement trustee thereunder for the Seller or Affiliate, as applicable.


                                  ARTICLE VIII.
                                    CLOSING.

               Section 8.01 Closing. The closing for the purchase of the Mortgage Loans shall take place on the Closing Date. At the Purchaser's option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the Parties shall agree.

               Section 8.02 Conditions to the Purchaser's Closing Obligations. The obligations of the Purchaser to consummate the transactions contemplated hereunder at closing are subject to satisfaction or written waiver by the Purchaser of the following conditions:

               (a) in a timely manner on or before the Closing Date, the Seller shall deliver to the Purchaser or the Bailee, as provided herein and in the Escrow and Bailee Agreement, the Mortgage Loan Documents, the Mortgage Loan Schedule, all Data Files, and a magnetic diskette, or transmit by modem, a listing (in Microsoft Excel format) on a loan-level basis of the necessary information to compute the Purchase Price of the

Mortgage Loans delivered on the Closing Date (including accrued interest); additionally, on the Closing Date the Seller shall deliver or cause to be delivered to the Purchaser an exported data tape in Microsoft Excel format (via computer diskette, compact disc, e-mail or other form of electronic transmission acceptable to both parties) containing all available data from each of the Seller's servicing systems (and the Seller's third-party servicers' systems) including, without limitation, FISERV and the SBO Access Database System;

               (b) all of the representations and warranties of the Seller under this Agreement shall be true and correct, if qualified as to materiality, or otherwise true and correct in all material respects, as of the Closing Date, and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

               (c) the Purchaser shall have received, or the Purchaser's attorneys shall have received, in escrow, all closing documents as specified in
Section 9.01 of this Agreement to be delivered by the Seller and/or any person or entity other than the Purchaser, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

               (d) The final form of all Exhibits hereto (as updated to the Closing Date as appropriate) shall be in form and substance acceptable in all respects to the Purchaser;

               (e) the Seller shall not have received any notice or other communication from a regulatory body with jurisdiction over the Seller disapproving of the sale of the Mortgage Loans pursuant to this Agreement; and

               (f) all other terms and conditions of the Seller with respect to this Agreement and the related Purchase Price and Terms Letter shall have been complied with.

Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the Closing Date the Purchase Price (less Holdback), plus accrued interest, pursuant to Article IV of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller, subject to the provisions of the third paragraph of Section 4.01 with respect to that portion of the Purchase Price allocable to the SBOs.

               Section 8.03 Conditions to the Seller's Closing Obligations. The obligations of the Seller to consummate the transactions contemplated hereunder at closing are subject to satisfaction or written waiver by the Seller of the following conditions:

               (a) All of the representations and warranties of the Purchaser under this Agreement shall be true and correct, if qualified as to materiality, or otherwise true and correct in all material respects, as of the Closing Date, and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

               (b) The Seller shall have received, or the Seller's attorneys shall have received, in escrow, all closing documents as specified in Section
9.01 of this Agreement to be delivered by the Purchaser, in such forms as are agreed upon and acceptable to the Seller, duly executed by all signatories other than the Seller as required pursuant to the terms hereof;

               (c) The final form of all Exhibits hereto (as updated to the Closing Date as appropriate) shall be in form and substance acceptable in all respects to the Seller; and

               (d) All other terms and conditions of the Purchaser with respect to this Agreement and the related Purchase Price and Terms Letter shall have been complied with.

               Section 8.04 SBO Closing Conditions. With respect to the sale and assignment of the SBOs on SBO Closing Date, as referred to in Section 2.02 above, (a) with respect to the Purchaser: each of the conditions set forth in
Section 8.02 shall apply as of the SBO Closing Date, except that the items referred to in subparagraph (a) thereof shall be supplemented and modified on a basis consistent with Section 2.02 above; and (b) with respect to the Seller: the conditions referred to in Section 8.03 above shall apply as of the SBO Closing Date. Subject to the conditions referred to in clause (a) above, the Purchaser shall pay to the Seller on the SBO Closing Date that portion of the Purchase Price attributable to the SBOs being transferred and assigned to the Purchaser, plus accrued interest, pursuant to Article IV of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.


                                   ARTICLE IX.
                               CLOSING DOCUMENTS.

               Section 9.01 Closing Documents. The closing documents for the Mortgage Loans to be purchased on the Closing Date shall consist of fully executed originals of the following documents:

               (a) this Agreement and all Exhibits hereto properly and fully completed, including, without limitation, the Mortgage Loan Schedule, one copy to be attached hereto, and one copy to be attached to the related Assignment and Conveyance as the Mortgage Loan Schedule thereto;

               (b) the Mortgage Loan Documents, the power-of-attorney referred to in Section 5.03(c) above, the Data Files and the Escrow and Bailee Agreement;

               (c) an Officer's Certificate, substantially in the form of
Exhibit 2 hereto, including all attachments thereto;

               (d) an opinion of counsel of the Seller (who may be an employee of the Seller), in a form reasonably approved by the Purchaser;

               (e) a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable;

               (f) the Assignment and Conveyance, substantially in the form of
Exhibit 3 hereto;

               (g) the Interim Servicing Agreement, substantially in the form of
Exhibit 7 hereto;

               (h) the certification of Bailee, in the form of Exhibit B to the Escrow and Bailee Agreement, in a form acceptable to the Purchaser;

               (i) any releases/terminations of security interests, including all security interests in favor of the Federal Home Loan Bank;

               (j) a copy of each consent, approval, authorization or order, governmental or otherwise, in accordance with Section 6.01(e) above; and

               (k) UCC financing statements of the Seller in accordance with
Section 4.02(c) above.

               Section 9.02 SBO Closing Documents. The closing documents for the SBOs to be purchased on the SBO Closing Date shall consist of fully executed originals of the documents referred to in Section 2.02 above, together with each item applicable to the SBOs as referred to in Section 9.01, subparagraphs (i) and (j), above.


                                   ARTICLE X.
                                     COSTS.

               Section 10.01 Costs. Except as otherwise expressly set forth in this Agreement: the Seller shall pay all costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation recording and filing fees, estimated fees for recording Assignments of Mortgage, the fees and expenses to complete Assignments of Mortgages and the fees and expenses of Seller's accountants, attorneys and other service providers, and all costs and expenses attributable to its performance of this Agreement; and the Purchaser shall pay the fees and expenses of the Purchaser's accountants, attorneys and other service providers, and all costs and expenses attributable to its performance of this Agreement.


                                   ARTICLE XI.
                                  TERMINATION.

               Section 11.01 Termination. The respective obligations and responsibilities of the Seller shall terminate by mutual consent of the Seller and the Purchaser in writing.


                                  ARTICLE XII.
                                 MISCELLANEOUS.

               Section 12.01 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other Party at the address as follows:

               (i)    if to the Seller:

                      Bay View Bank, National Association
                      1840 Gateway Drive
                      San Mateo, California  94404-2467
                      Attention:  Joseph J. Catalano
                                  Assistant General Counsel
                                  Fax: (650) 573-6381

                      with a copy to:

                      Duane Morris LLP
                      4200 One Liberty Place
                      Philadelphia, Pennsylvania 19103
                      Attention:  Frederick W. Dreher
                      Fax:  (215) 979-1213

               (ii)   if to the Purchaser:

                      Washington Mutual Bank, FA
                      1301 Fifth Avenue, RBB1310
                      Seattle, WA  98101
                      Attention:  Brian Terpstra
                                  First Vice President
                      Fax: (206) 490-5656
                      with a copy to:

                      Washington Mutual Bank, FA
                      9200 Oakdale Avenue, N110701
                      Northridge, CA  91311
                      Attention:  Geoffrey Olsen
                                  First Vice President
                      Fax: (818) 349-2734

or such other address as may hereafter be furnished to the other Party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

               Section 12.02 Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any Party of the economic benefit intended to be conferred by this Agreement, the Parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

               Section 12.03 Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

               Section 12.04 Governing Law. The Agreement shall be construed in accordance with the laws of the State of California and the obligations, rights and remedies of the Parties hereunder shall be determined in accordance with the substantive laws of the State of California (without regard to conflicts of laws principles), except to the extent preempted by federal law.

               Section 12.05 Recordation of Agreement. To the extent permitted by applicable law, a memorandum of this Agreement shall be recorded in all appropriate public offices for real properly records in all the counties or other comparable jurisdictions in which any Mortgage Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Seller at the Seller's expense on direction of the Purchaser accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interest of the Purchaser or is necessary for the administration or servicing of the Mortgage Loans.

               Section 12.06 Intention of the Parties. It is the intention of the Parties that the Purchaser is purchasing, and the Seller is selling the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the Parties each intend to treat the transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Documents to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

               Section 12.07 Successors and Assigns; Assignment of Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective permitted successors and assigns of the Seller and the successors and assigns of the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the consent of the Purchaser. This Agreement may be assigned, pledged or hypothecated by the Purchaser without the consent of the Seller. If the Purchaser assigns any or all of its rights as Purchaser hereunder, the assignee of the Purchaser will become the "Purchaser" hereunder to the extent of such assignment, provided that the Purchaser shall also remain responsible for its obligations hereunder, unless the Seller's prior written consent to such assignment has been obtained.

               Section 12.08 Confidentiality; Press Releases. The Parties agree to maintain in confidence the specific contents and terms of this Agreement and to disclose same only to those attorneys, accountants and governmental entities which have a reasonable need to know such contents and terms. Notwithstanding the foregoing, the Parties agree that disclosures of the contents and terms of this Agreement may be made to the extent that the disclosing party in good faith determines that such disclosure is required by law. In the event a Party receives a request for the disclosure thereof from a third party in an arbitration or litigation, such Party shall promptly notify the other Party of such request, identifying the specific information or documents sought to be disclosed and the proceeding in which such disclosure is sought. Within 15 days of receipt of such written notice, the Party receiving such notice shall notify the other Party whether or not such first Party opposes the disclosure; if such receiving Party opposes the disclosure, the Parties shall mutually cooperate in the formulation and presentation of an appropriate opposition thereto. In addition, neither Party shall make any public filing or issue any press release or other publicity regarding the transactions contemplated by this

Agreement without coordinating same with the other Party and providing such Party, in advance of such filing or publication, the text thereof for review and comment; each Party shall cooperate with the other in accommodating all reasonable comments regarding the form and content of any such filing or publication.

               Section 12.09 Attorneys' Fees. If either Party retains an attorney to enforce any of the provisions of this Agreement or any writing delivered pursuant hereto, the prevailing Party shall be entitled to reasonable attorneys' fees and costs from the other Party, including such fees and costs incurred in both trial and appellate courts and all accounting and other costs of experts.

               Section 12.10 Complete Agreement; Waivers.

               (a) This Agreement, the Interim Servicing Agreement and other documents executed pursuant hereto contain or expressly incorporate by reference the entire agreement of the Parties with respect to the matters contemplated herein and therein and supersede all prior negotiations or agreements, written or oral.

               (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the Party against whom such waiver or modification is sought to be enforced.

               Section 12.11 Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

               Section 12.12 General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

               (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

               (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

               (c) references herein to "Articles," "Sections," "Paragraphs," and other Subdivisions without reference to a document are to designated Articles, Sections, Paragraphs and other subdivisions of this Agreement;

               (d) reference to a Section without further reference to a Section is a reference to such Section as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

               (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

               (f) the term "include" or "including" shall mean, without limitation by reason of enumeration.

               Section 12.13 Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any Party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The Parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a Party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

               Section 12.14 Further Agreements. The Seller and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

               Section 12.15 Recordability of Assignments of Mortgage. To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere.

               Section 12.16 No Solicitation. From and after the date of this Agreement, the Seller agrees that it and its Affiliates will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller's behalf, to specifically target, by telephone, mail or otherwise any Mortgagor for solicitation of refinancing of the Mortgage Loans, without the prior written consent of the Purchaser.

               Section 12.17 Survival. Except as otherwise expressly provided in Sections 6.04(b) and 6.02A, each representation, warranty and covenant of the Parties contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement and each document executed and delivered pursuant hereto shall survive the consummation of the transactions contemplated hereby.



                     [Signatures Commence on Following Page]

               IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.



                                     WASHINGTON MUTUAL BANK, FA
                                     (Purchaser)



                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________


                                     BAY VIEW BANK, NATIONAL ASSOCIATION
                                     (Seller)



                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

                                   (attached)

                                    EXHIBIT 2

                         SELLER'S OFFICER'S CERTIFICATE

               I _____________, hereby certify that I am the duly appointed _________ _____________________________ of Bay View Bank, National Association,
a national banking association (the "Seller"), and further certify, on behalf of the Seller as follows:

               1. Seller is duly organized and in good standing and is compliance with all laws governing national banking organizations.

               2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending.

               3. Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated July 22, 2002, by and between the Seller and Washington Mutual Bank, FA (the "Purchaser"); (b) the Purchase Price and Terms Letter as defined therein; and (c) any other document delivered prior hereto or on the date hereof in connection with the sale of the Mortgage Loans in accordance with the Purchase Agreement and the Purchase Price and Terms Letter was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

               4. Attached hereto as Attachment I is a true and correct copy of the resolutions duly adopted by the board of directors of the Seller on __________, 2002 (the "Resolutions") with respect to the authorization and approval of the transactions contemplated in the Purchase Agreement; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

               5. All of the representations and warranties of the Seller contained in Sections 6.01 and 6.02 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

               6. Immediately prior to the transfer of the Mortgage Loans to the Purchaser pursuant to the Purchase Agreement, the Seller will have good and marketable title thereto, and the Seller will be the sole owner and holder (subject to the interest of the originator under an SBO or assignees of participating interests from the Seller under an SFO, as applicable) of each Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature (other than the lien of the Federal Home Loan Bank of San Francisco, being released on the Closing Date).

               7. No Mortgage Loan has since its origination been pledged to the State of California.

               8. Except with respect to Mortgage Loans set forth on Exhibit 13 or 14 of the Purchase Agreement, no Mortgage Loan is subject to a participation interest as of the date hereof.

               9. The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Purchase Agreement.

               All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Purchase Agreement.

               IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated:    _______, 2002


                                     BAY VIEW BANK, NATIONAL ASSOCIATION



                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________


               I, ________________, an ______________________ of Bay View Bank,
National Association ("Seller"), hereby certify that _____________ is the duly elected, qualified and acting _________________________________, of the Seller and that the signature appearing above is his genuine signature.

               IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:    _______, 2002






                                     ___________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                    EXHIBIT 3

                            ASSIGNMENT AND CONVEYANCE

               As of ________, 2002, Bay View Bank, National Association (the "Seller"), as the Seller under that certain Mortgage Loan Purchase Agreement, dated July 22, 2002 (the "Agreement"), does hereby sell, transfer, assign, set over and convey to Washington Mutual Bank, FA (the "Purchaser"), as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement and the Interim Servicing Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, together with the Mortgage Loan Documents and Servicing Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 5.03 of the Agreement, the Seller has delivered to the Purchaser or Bailee the Mortgage Loan Documents for each Mortgage Loan to be purchased. The ownership of each Mortgage Note, Mortgage, all other Mortgage Loan Documents, and the contents of the Servicing File is vested in the Purchaser, and the ownership of all records and documents with respect to the Mortgage Loans prepared by or which subsequently come into the possession of the Seller shall immediately vest in the Purchaser.

               Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.



                                     BAY VIEW BANK, NATIONAL ASSOCIATION



                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                    EXHIBIT 4

                                NEGATIVE ESCROWS

                                    EXHIBIT 5

                         CONTENTS OF EACH SERVICING FILE

With respect to each Mortgage Loan, the Servicing File shall include each of the following items, which shall be initially retained by the Seller and delivered to the Purchaser in paper, electronic, microfiche, or other readable format upon the applicable Transfer Date of servicing:


                                     PART I

          REQUIRED DOCUMENTS TO BE INSERTED INTO THE SERVICING FILE AND
                             DELIVERED TO PURCHASER:

        1. Copies of Mortgage Loan Documents with a complete chain of title with all endorsements or allonges and appropriate assignments of mortgages / deeds of trust and assignments of assignment of rents evidencing same with recording information on the latter indicating appropriate recordation in the applicable real estate or other applicable records.

        2. Original of Mortgagee's Title Policy and all schedules referenced therein.

        3. Appraisal report.

        4. All required disclosure statements.

        5. All processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

        6. Originals (or certified copies) of all required property insurance policies and certificates, together with evidence of currently applicable insurance policies.

        7. Documentation in Seller's possession relating to the servicing of the loan, including, but not limited to, relevant correspondence with the Mortgagor, annual account statements, inspection reports, updated appraisals, annual operating statements and related Seller's analyses.

        8. Life of Loan payment history, if in Seller's possession.

        9. Flood zone certification.

        10. Life of Loan ARM adjustment history, if in Seller's possession.

                                     PART II

                DOCUMENTS TO BE INSERTED INTO THE SERVICING FILE
                   AND DELIVERED TO PURCHASER, IF APPLICABLE:

        1.     Survey, if any, of the Mortgaged Property.

        2. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, reciprocal access agreements, sewer agreements, condominium or other association declarations, etc.

        3. If required in an appraisal, termite report, structural engineer's report, water potability and septic certification.

        4. Sales contract, if applicable.

        5. Federal income tax returns of the Mortgagor, if applicable.

        6. The UCC search(es), original of the filed UCC-1 financing statement, and an original of the filed UCC-3 assignment of the financing statement to Purchaser, if any.

        7. The original of assignment of leases, if applicable, and a copy of the assignment of the assignment of leases to Purchaser, if applicable.

        8. Copy of any completion repair and replacement reserve agreements; and the original of the assignment to Purchaser of each agreement (as recorded, if recorded).

        9. Copy of any management agreements.

        10. Original of any applicable commercial leases and any related subordination, non-disturbance, and attornment agreements and/or estoppel certificates.

        11. Original of any applicable guaranty or recourse agreement.

        12. Original of any applicable senior or subordinate loan documents, if in Seller's possession.

        13. Copy of Mortgagor's organizational documents and any legal opinions delivered on behalf of Mortgagor at the original closing of the Mortgage Loan.

        14. Copy of any applicable Ground Lease and any related estoppel certificate or mortgagee consent, acknowledgement or agreement.

        15. Original of any waiver, modification, amendment or assumption approved by Seller in connection with the Mortgage.

        16. Copy of holdback agreement, if applicable.

        17. In the event the Mortgage Loan is an adjustable rate mortgage, copy of the last payment adjustment notice provided to the Mortgagor.

        18. Any environmental reports, if any exist.

        19. Loan application.

        20. Mortgage Loan closing statement.

        21. Credit report on Mortgagor.

        22. Photograph of the Mortgaged Property.

        23. Financial statements of Mortgagor.

        24. Credit approval of Mortgage Loan of Seller.

                                    EXHIBIT 6

                           SPECIAL ENVIRONMENTAL LOANS



 LOAN NO              BORROWER NAME                BORROWER STREET 1    BORROWER STREET 2        BORROWER CITY/STATE       BORRZIP
 -------              -------------                -----------------    -----------------        -------------------       --------
0005298534            JOEL WEINSTEIN                  3614 18TH ST         3616, 3618 18TH           SAN FRANCISCO CA         94110
0005031406             JULIE B BALL                   718 BRYANT ST         SAN FRANCISCO            SAN FRANCISCO CA         94107
0005030101            ALFRED GERHARDT              849 -861 CAMDEN AVE         CAMPBELL                CAMPBELL CA            95008
0005026422     LI-JEN WANGCHO-KINGYUCHIAPWAN       631 -693 GRAPE AVE         SUNNYVALE                SUNNYVALE CA           94087
0005026380            DWIGHT W PERRY              2644 CASTRO VALLEY B      CASTRO VALLEY            CASTRO VALLEY CA         94546
6062112410           D D C PARTNERSHIP              800 850 CHERRY LN         SAN CARLOS              SAN CARLOS CA           94070
0005030085            JAMES E STEVENS             3285 CALIFORNIA BLVD           NAPA                    NAPA CA              94558
0006028211       SNYDER TRUST ENTERPRISES             6201 DOYLE ST           EMERYVILLE              EMERYVILLE CA           94608
0006029169             JAMES J KELLY               3109 TELEGRAPH AVE          BERKELEY                BERKELEY CA            94609
0004000006       THE WHITT TRUST AGREEMENT           2600 INGALLS ST        SAN FRANCISCO            SAN FRANCISCO CA         94124
0005027453        WILLOW GREEN ASSOCIATES           100 SKYCREST CTR          SAN BRUNO                SAN BRUNO CA           94066
0005026729           MATTHEW J HANSEN               32 CALIFORNIA AVE         PLEASANTON              PLEASANTON CA           94566
0005025788            J C CASTELLANOS                1170 WILLOW AVE          SUNNYVALE                SUNNYVALE CA           94086
0006011308     ARTHUR BROS INVESTMENT CO INC         2020 WALSH AVE          SANTA CLARA              SANTA CLARA CA          95050
0005027552             SALEEM HABASH              1574 -1584 BRANHAM L         SAN JOSE                SAN JOSE CA            95118
0006022842             MARK C HOLTON                 411 WOODSIDE RD         REDWOOD CITY            REDWOOD CITY CA          94061
0006018428           HILLCREST CENTER               5118 BLACKHAWK DR          DANVILLE                DANVILLE CA            94506
0006022586            JOSEPH A RANDO                 1712 STONE AVE            SAN JOSE                SAN JOSE CA            95125
0006023212           CHARLES O BRADLEY            5750-5760 PARADISE DR      CORTE MADERA            CORTE MADERA CA          94925
0006032916          HENRY STEPHEN ROSE           3901-3911 PIEDMONT AVE        OAKLAND                  OAKLAND CA            94611
0006017776           ANTHONY J KERSHAW            1161-1191 SOLANO AVE    AND 838 CORNELL A        AND 838 CORNELL AVE        94706
0006011746      HENRY MANTELLI TRUST 71978         720 ADMIR CALLAGHAN     720-794 ADMIRAL    720-794 ADMIRAL CALLAGHAN WAY   94591
                                                                             CALLAGHAN W

0006022784        GOLDEN AGE INVESTMENT                 516 7TH AVE          SAN FRANCISCO           SAN FRANCISCO CA         94118

   LOAN NO       ORIGUPB   CURRENT BAL.    PROPERTY TYPE       PROPERTY ADDRESS 1
   -------       -------   ------------    -------------       ------------------
  0005298534      341250    214391.62        Multi 50%            3614 18TH ST
  0005031406      425000    349194.14        Warehouse           718 BRYANT ST
  0005030101      410000    326188.94        Warehouse        849 -861 CAMDEN AVE
  0005026422      300000    234681.95   Retail & Wholesale     631 -693 GRAPE AVE
  0005026380      183750    146689.94   Retail & Wholesale    2644 CASTRO VALLEY B
  6062112410      824000    753547.72       Warehouse &          840 CHERRY LN
                                             Industrial
  0005030085      225000    177841.95   Retail & Wholesale    3285 CALIFORNIA BLVD
  0006028211      950000    924161.57       Warehouse &        450-498 ALABAMA ST
                                             Industrial
  0006029169     1928000   1862839.62     Office Suburban   1019-1035 SAN PABLO AVE
  0004000006      161000    144831.24       Warehouse &         2600 INGALLS ST
                                             Industrial
  0005027453     1500000   1172129.89      Shopping Cntr        100 SKYCREST CTR
  0005026729      560000    439002.81        Warehouse         32 CALIFORNIA AVE
  0005025788      540000    418545.32        Warehouse          1170 WILLOW AVE
  0006011308      460000    352356.12        Warehouse           2020 WALSH AVE
  0005027552      800000    350027.37   Retail & Wholesale    1574 -1584 BRANHAM L
  0006022842      245000    217563.09     Retail Building       411 WOODSIDE RD
  0006018428     2054000   1733629.85      Shopping Cntr        2203 MORELLO AVE
  0006022586     1650000   1528279.56       Warehouse &         354 UMBARGER RD
                                             Industrial
  0006023212     1500000   1408608.37    Office/Warehouse    5750-5760 PARADISE DR
  0006032916     1200000   1192992.92          Multi         3901-3911 PIEDMONT AVE
  0006017776     1283750   1144918.75     Retail Building     1161-1191 SOLANO AVE
  0006011746     1833000   1109619.57      Shopping Cntr      720 ADMIR CALLAGHAN

  0006022784     1462500   1010689.71    Office/Warehouse       3400 GEARY BLVD
                          17212732.02



                                                                PROPERTY
   LOAN NO           PROPERTY ADDRESS 2        PROPERTY CITY     STATE     PROPERTY ZIP
   -------           ------------------        -------------    --------   ------------
  0005298534         3616, 3618 18TH ST        SAN FRANCISCO      CA          94110
  0005031406                                   SAN FRANCISCO      CA        94107-1015
  0005030101                                      CAMPBELL        CA          95008
  0005026422                                     SUNNYVALE        CA          94087
  0005026380                                   CASTRO VALLEY      CA          94546
  6062112410                                     SAN CARLOS       CA        94070-3307
  0005030085                                        NAPA          CA        94558-3309
  0006028211       2121-2129 HARRISON ST       SAN FRANCISCO      CA          94110
  0006029169                                       ALBANY         CA          94706
  0004000006                                   SAN FRANCISCO      CA          94124
  0005027453                                     SAN BRUNO        CA          94066
  0005026729                                     PLEASANTON       CA        94566-6251
  0005025788                                     SUNNYVALE        CA        94086-6866
  0006011308                                    SANTA CLARA       CA        95050-2550
  0005027552                                      SAN JOSE        CA          95118
  0006022842                                    REDWOOD CITY      CA        94061-3818
  0006018428       2203-2245 MORELLO AVE.      PLEASANT HILL      CA        94523-1850
  0006022586                                      SAN JOSE        CA        95111-2000
  0006023212                                    CORTE MADERA      CA        94925-1237
  0006032916                                      OAKLAND         CA        94611-5351
  0006017776        AND 838 CORNELL AVE            ALBANY         CA          94706
  0006011746     720-794 ADMIRAL CALLAGHAN        VALLEJO         CA          94591
                            WAY
  0006022784                                   SAN FRANCISCO      CA        94118-3326

                                    EXHIBIT 7

                           INTERIM SERVICING AGREEMENT

               THIS INTERIM SERVICING AGREEMENT ("Interim Agreement") is entered into as of the ____ day of July, 2002, by and between BAY VIEW BANK, NATIONAL ASSOCIATION ("Seller"), and WASHINGTON MUTUAL BANK, FA ("Purchaser").


                                   WITNESSETH:

               WHEREAS, Seller and Purchaser entered into that certain Mortgage Loan Purchase Agreement dated July 22, 2002 (the "Purchase and Sale Agreement");

               WHEREAS, pursuant to the Purchase and Sale Agreement, Seller will sell, assign and transfer to Purchaser on the Closing Date all beneficial rights and interest in and to certain Mortgage Loans, including the Servicing Rights, Custodial Accounts and Mortgage Loan Documents; and

               WHEREAS, the Purchase and Sale Agreement provides that, effective as of the Closing Date thereunder, the parties thereto shall enter into an Interim Servicing Agreement regarding: (i) Seller's obligations to perform or cause to be performed servicing functions with respect to the Mortgage Loans for a temporary period from the Closing Date until the applicable Transfer Date(s), and (ii) the compensation to be paid by Purchaser to Seller for the performance of such functions.

               NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows:

                             Section 1. Definitions

               All capitalized terms used but not defined in this Interim Agreement shall have the meanings set forth in the Purchase and Sale Agreement.

                         Section 2. Term and Compliance

               (a) The term of this Interim Agreement shall commence as of the Closing Date and shall terminate, with respect to the servicing of the Mortgage Loans pursuant to Section 3 below, upon the close of business on the tenth Business Day following the applicable Transfer Date with respect to a Mortgage Loan. Purchaser may advance the Transfer Date, with respect to a Mortgage Loan or group of Mortgage Loans, to an earlier date upon written notification to Seller pursuant to Section 8 below. On or promptly following the applicable Transfer Date, Seller shall comply with the provisions of Section 7.02 of the Purchase and Sale Agreement. In addition, Seller shall deliver or cause to be delivered to Purchaser the Data Files in Microsoft Excel format (via computer diskette, compact disc, e-mail or other form of electronic transmission acceptable to both parties) containing all available data from each of Seller's servicing systems (and Seller's third-party servicers' systems) including, without limitation, FISERV and the SBO Access Database System. Seller shall cooperate with Purchaser in identifying any codes or data which are not readily identifiable for the purposes of Purchaser accurately and efficiently mapping such data to Purchaser's servicing system. Seller's obligation to cooperate with Purchaser shall survive the termination of this Interim Agreement; however, Seller's obligation to cooperate shall be limited only to those matters or actions required to be performed by Seller that shall not have been fully completed and performed as of the Transfer Date.

               (b) Purchaser is, and during the term of this Interim Agreement shall remain, the beneficial owner of the Servicing Rights, and the Custodial Accounts and the Mortgage Loan Documents, and, subject to the rights of the Seller as provided for in this Interim Agreement, is entitled to possession thereof.

               (c) With respect to the SBOs, as soon as possible following the SBO Closing Date, Seller shall instruct the servicers of the SBOs that the SBOs have been assigned and transferred to Purchaser and direct the servicers to remit any all payments and correspondence relating to the SBOs to Purchaser. Seller shall secure the prior written approval of Purchaser as to the form and content of the notices to be provided to the servicers of the SBOs and shall provide Purchaser with a copy of the notices. Further, as soon as possible following the SBO Closing Date, Servicer shall deliver or cause to be delivered to Purchaser an electronic report of the data maintained by Seller relating to the SBO including, without limitation, the data maintained on the SBO Access Database System and shall cooperate with Purchaser in causing the accurate and efficient mapping and boarding of information, data and reports maintained by Seller relating to the SBOs to Purchaser's servicing system. It is acknowledged that Seller is not the servicer of the SBOs and, as a result, certain of the reports to be provided to Purchaser by Seller as referenced in Section 3 below will not be applicable. Nonetheless and notwithstanding the provisions of this Interim Agreement, Seller shall provide to Seller such reports and other containing information and data possessed and reasonably available or accessible to Seller.

                         Section 3. Servicing Activities

               During the term of this Interim Agreement:

               (a) Seller shall perform or cause to be performed all servicing activities with respect to the Mortgage Loans that are required by, and in accordance with the Accepted Servicing Practices. Seller shall observe and perform all material covenants, undertakings and obligations required to be observed or performed under this Interim Agreement, the Purchase and Sale Agreement and the Accepted Servicing Practices.

Seller shall exercise at least the same standard of care utilized in servicing mortgage loans for its own account. Such activities and duties shall include, without limitation, the following:

               1. Cooperating with Purchaser in preparing and sending any "hello / goodbye" letters to Mortgagors upon the transfer of the servicing with respect to any Mortgage Loans;

               2. Timely preparing and delivering to the appropriate persons (i.e., the Mortgagors and the Internal Revenue Service) Internal Revenue Service forms 1098, 1099 and 1099A (or any similar replacement, amended or updated Internal Revenue Service forms) relating to any Mortgage Loan for the time period such Mortgage Loan has been serviced by Seller and shall provide Purchaser an electronic report of the tax reporting of Seller for the Mortgage Loans;

               3. Timely delivering to Purchaser of the following reports on or before the dates specified below. Seller shall provide such other reports as Purchaser may reasonably request, provided the reports requested by Purchaser are in the possession of, or available or accessible to, Seller:

                      (a) Single debit remittance reports representing principal and interest payments received by Seller to be delivered to Purchaser on the first Business Day following each Remittance Date;

                      (b) Schedule (or a copy of notice letters sent to borrowers) of adjustable rate Mortgage Loans subject to payment adjustments occurring during the preceding month of the term of this Interim Agreement. Report to be delivered by the fifth Business Day of each month;

                      (c) Schedule of loans subject to automatic drafting for remittance of principal and interest payments. Report to be delivered immediately following the Closing Date and immediately following each Transfer Date;

                      (d) Schedule of loans that are or become delinquent as to payment of principal and interest after expiration of the applicable grace period. Report to be delivered by the 20th day of the month;

                      (e) Schedule of loans in which real property or insurance coverage have not been paid and maintained. Separate reports for delinquent real property taxes and insurance are to be provided immediately following the Closing Date and immediately following each Transfer Date; provided however, in the event Seller is notified or becomes aware of any real property taxes or insurance upon a Mortgage Loan becoming delinquent during the term of this Interim Agreement, Seller shall promptly provide to Purchaser an additional report for such Mortgage Loans within three Business Days of notification or knowledge by Seller. In connection with the reports regarding delinquent insurance payments, the report shall also include information relating to the placement of forced ordered insurance coverage for each such Mortgage Loan;

                      (f) In the event Seller receives any remittances of payments upon SBOs during the term of this Interim Agreement, Seller shall provide a remittance report to Purchaser of such payments within five Business Days of receipt by Seller;

                      (g) Report of advances made by Seller relating to the Mortgage Loans to be delivered to Purchaser within five Business Days after the end of the month;

                      (h) Report of pending reconveyances or pay-offs of Mortgage Loans to be provided within five Business Days after the end of the month; and

                      (i) Report of any Mortgage Loans that have a maturity date or balloon payment that becomes due within six months of the Transfer Date to be provided to Purchaser immediately after each Transfer Date.

               4. Timely effecting payment of taxes, assessments and liens having priority over the lien of any Mortgage Loan and other encumbrances to the entity entitled to payment thereof prior to the date any such payment would be considered delinquent for any Mortgage Loans for which Escrow Payments for such purpose exists;

               5. Track and pursue collections consistent with Accepted Servicing Practices to cause Mortgagors to comply with its obligation to timely effect the payment of taxes and other matters having priority over the lien of the Mortgage Loan for which Escrow Payments for such purpose does not exist;

               6. Notify Purchaser within one Business Day as to any Mortgage Loans for which a Mortgagor is delinquent thirty days past the original due date after giving effect to any grace periods and as to any lien or assessment that has priority over the lien of the Mortgage Loan that has become delinquent within five Business Days after notice or knowledge by Seller;

               7. Promptly notify Purchaser of any Mortgage Loan for which a Mortgagor is delinquent as to payment of real property taxes or maintenance of insurance coverage;

               8. Promptly (and in no event later than three Business Days), make a telephone inquiry to any Mortgagor with respect to any Mortgage Loan for which a Mortgagor is delinquent thirty days past the original due date after giving effect to any grace periods;

               9. If any Mortgage Loans contain notice and opportunity to cure periods prior to any scheduled payment of principal or interest being considered delinquent, Seller shall promptly send (and in no event later than three Business
                      Days) a notice and demand for payment with respect to such payment after the due date therefor;

               10. Promptly (and at least thirty calendar days prior to any maturity date) notify any Mortgagor in writing of the full maturity date of any balloon payment or other maturity of a Mortgage Loan;

               11. Promptly (and in no event later than fifteen calendar days after a Mortgage Loan has paid in full) prepare and submit to Purchaser at Seller's sole expense for signature a release of mortgage or deed of trust reconveyance (as appropriate, and upon return to the Seller of the executed release or reconveyance, the Seller shall promptly (and in no event later than three Business Days after receipt thereof) file (at its sole expense) such release or reconveyance. Following notification to Purchaser of the pending pay-off of the Mortgage Loan, Purchaser shall notify the Bailee to deliver the original collateral such as the promissory note, deed of trust or guaranty to the Seller to enable Seller to deliver the original collateral to the applicable Mortgagor and guarantor as contemplated within Accepted Servicing Practices;

               12. Promptly (and in no event later than three Business Days) effect a servicing transfer (including the delivery of an updated Data File, Mortgage Loan File and Servicing File) to Purchaser for any Mortgage Loan which is delinquent thirty-one days past the original due date after giving effect to any grace periods, after which Seller shall no longer be entitled to be paid any servicing fees or Ancillary Fees. Seller shall also, at the election of Purchaser, effect a servicing transfer (including the delivery of an updated Data File, Mortgage Loan File and Servicing File) for any Mortgage Loan which is delinquent as to payment of real property taxes or maintenance of insurance coverage, after which Seller shall no longer be entitled to be paid any servicing fees or Ancillary Fees. Immediately after each Transfer Date, Seller shall provide a consolidated report to Purchaser of all Mortgage Loans which were delinquent thirty-one days past the original due date after giving effect to any grace periods or delinquent as to payment of real property taxes or maintenance of insurance coverage, regardless of whether a servicing transfer has occurred during the term of this Interim Agreement or is pending as of any Transfer Date;

               13. Upon any partial or complete termination by Purchaser of Seller's right to service any Mortgage Loans as contemplated under Section 8 herein, Seller shall promptly (and in no event later than three Business Days) effect a servicing transfer (including the delivery of an updated Data File, Mortgage Loan File and Servicing File) to Purchaser, after which Seller shall no longer be entitled to be paid any servicing fees or Ancillary Fees;

               14. Promptly upon Seller becoming aware of loans where any of the following have occurred, Seller shall notify Purchaser in writing and, at Purchaser's election, effect a transfer (including the delivery of any updated Data File, Mortgage Loan File and Servicing File) and cease to be entitled to any servicing fees or Ancillary Fees: (i) loans where the underlying property is subject to a casualty insurance claim or eminent domain and or condemnation proceedings,
                      (ii) loans where an unauthorized transfer of title to the underlying property has occurred and or an assumption request has been made to the Seller, and (iii) loans where a request has been made to Seller for the restructuring and or modification of the loan;

               15. Seller shall provide Purchaser with life of loan payment histories and life of loan Mortgage Interest Rate adjustment histories to the extent such histories are in the possession, available or accessible to Seller for each Mortgage Loan in a content and format reasonably acceptable to Purchaser. In any event, the histories shall be provided for all Mortgage Loans originated on or after March 1998; and

               16. Seller shall fully cooperate with Purchaser and shall undertake all actions and measures as are necessary to cause the orderly transfer of servicing of the Mortgage Loans and the mapping and boarding of information, documentation and systems relating to the Mortgage Loans to Purchaser.

               (b) Seller shall use commercially reasonable efforts consistent with Accepted Servicing Practices to collect payments due from Mortgagors under the Mortgage Loans as they become due, including but not limited to (i) principal, (ii) interest, (iii) amounts for hazard and flood insurance premiums, taxes, and amounts due upon ground leases, liens and other assessments having priority over the lien of the Mortgage Loans, legal fees, and costs, as well as repayment of amounts advanced by the Seller on behalf of the Mortgagor (A) prior to the Closing Date (in the form of the Negative Escrows) or (B) except as otherwise referred to in Section 4(c) below, on or after the Closing Date with the prior written consent of Purchaser, (iv) late charges, (v) assumption fees and (vi) bad check charges.

               (c) Seller shall not, without the prior written consent of Purchaser, destroy any Mortgage Loan Documents or Servicing Files in its possession that relate to the Mortgage Loans, nor shall it instruct any third party to destroy such records.

               (d) During the term of this Interim Agreement, Purchaser shall have the right to inspect and audit Seller's servicing activities and operations, during normal business hours, provided that any such inspection and audit shall not unreasonably interfere with Seller's activities hereunder and that reasonable notice is given. Seller agrees to cooperate with Purchaser and to make available such Mortgage Loan Documents and other information as Purchaser may reasonably request. In the event that Purchaser discovers any pattern or practice of Seller that is materially inconsistent with Accepted Servicing Practices, Purchaser may notify Seller thereof and Seller shall promptly cure or correct such pattern or practice.

               (e) In addition to the other obligations of Seller set forth herein, Seller shall process all loan payoffs in the ordinary and normal course of business, and materially in accordance with all Accepted Servicing Practices, and in each case in compliance with all applicable state and federal laws to the extent applicable. Seller shall cause all payoff checks received by it, or on its behalf, to be date-stamped on the same date that it is received.

               (f) Seller shall cause all force placed policies to be maintained in effect for the term of this Interim Agreement, and, upon the reasonable request of Purchaser,

Seller shall cause the coverage to be continued as of the Transfer Date of any applicable Mortgage Loan until such time as forced placed coverage is secured by Purchaser unless Purchaser otherwise approves such cancellation in writing. Further, during the term of this Interim Agreement, Seller shall not cancel, amend or modify the agreements with third party vendors relating to forced placed and insurance reporting and tax reporting services without the prior written agreement of Purchaser. Any refunds of insurance premiums paid by Seller on account of or relating to the Mortgage Loans received by Seller during or after the Interim Agreement shall be the property of Purchaser, and Seller shall promptly deliver any and all such refunds to Purchaser.

               (g) Unless otherwise directed by Purchaser, the services of Seller as contemplated by this Interim Agreement shall not include the following, and Seller shall cooperate with Purchaser in causing such services to be assumed by and undertaken by Purchaser: (i) the special servicing of any Mortgage Loans that are in default, (ii) the processing of any requests for assumptions or transfers of beneficial interests, (iii) response, evaluation or settlement of any casualty claims and or claims in any eminent domain or commendation proceedings relating to the property underlying any Mortgage Loan, and (iv) requests for modifications, waivers, amendments, partial releases of liens, subordination, non-disturbance and attornment agreements, lease approvals, approvals for property manager changes, and any similar requests. Seller shall promptly give written notice to Purchaser of any event or circumstance described in clause (ii), (iii) or (iv) above as to which Seller has knowledge and shall not bind Purchaser in respect thereof without written authorization from Purchaser.

               (h) With respect to each Mortgage Loan listed on Exhibit 17 to Purchase and Sale Agreement, Seller shall not release any pledged funds to the Mortgagor or otherwise except upon the written authorization of Purchaser.

                          Section 4. Custodial Accounts

               (a) During the term of this Interim Agreement, Seller shall maintain and service the Custodial Accounts as required pursuant to Accepted Servicing Practices in the depository institution presently utilized by Seller for such purpose.

               (b) The Custodial Accounts will be held in the name of Purchaser in the manner required by the Purchase and Sale Agreement and the Accepted Servicing Practices. Seller will not withdraw funds from any such account except as specifically authorized in the Purchase and Sale Agreement, this Interim Agreement and the Accepted Servicing Practices. On each Remittance Date, Seller will provide Purchaser with a detailed report on all payments by Mortgagor, as well as a loan level trial balance for each Mortgage Loan, as referred to in
Section 3(a)(3) above.

               (c) On each Business Day during the term of this Interim Agreement, Seller shall deposit in the appropriate Custodial Account all principal and interest, escrow/impound and other collections received by it with respect to the Mortgage Loans. Seller shall be responsible for making all servicing advances (but not for delinquent principal and interest), required by the Accepted Servicing Practices during the term of this Interim Agreement. On the first Business Day following each Remittance Date, Seller shall remit the funds held in the Custodial Account for principal and interest to Purchaser and shall also deliver to Purchaser the reports referenced in Section 3 hereof. Immediately after the Closing Date, Seller shall change the name of the Custodial Account containing the principal and interest payments received upon the Mortgage Loans to reflect that the account is being held for the benefit of Purchaser and Seller shall provide Purchaser with written evidence thereof. If adequate funds are not held in the Custodial Accounts to pay such amounts when due, Seller shall advance sufficient funds to cover any such deficiency in a manner to ensure payment of such amounts prior to the time at which any such items become delinquent. Seller shall transfer the Custodial Funds and any other funds due to Purchaser on the applicable Transfer Date for each Mortgage Loan or such other date or dates as Purchaser and Seller may agree upon from time to time. Notwithstanding the foregoing, except with respect to servicing advances for insurance and real property taxes, prior to making any advance with respect to a Mortgage Loan Seller shall secure the prior written approval of Purchaser.

               (d) Subsequent to the transfer of servicing from Seller to Purchaser, Seller agrees to endorse any checks received in respect of any Mortgage Loan to Washington Mutual Bank. Seller agrees to send all such endorsed checks to Purchaser via overnight express delivery for a period of 30 days following the applicable Transfer Date for each Mortgage Loan; provided however, in the event the payments upon a Mortgage Loan is received by Seller by wire or in the event payment is received in a branch of Seller, Seller shall wire the funds to Purchaser and promptly provide Purchaser with a written report relating to the Mortgage Loans upon which payments have been received by Seller.

                         Section 5. Remittance and Fees

               (a) The interim servicing fee during the term of this Interim Agreement shall be an amount each month equal to $20 per Mortgage Loan. No interim servicing fee shall be paid upon the SBOs. Seller will retain all Ancillary Fees actually paid by Mortgagor and all benefits related to the Custodial Accounts during the term of this Interim Agreement. Seller shall remit to Purchaser on each Remittance Date by wire transfer, as applicable, all collections on Mortgage Loans received by Seller on or prior to the related Determination Date, less the interim servicing fee set forth above and Ancillary Fees actually paid by Mortgagor, provided that all collections received in respect of loan payoffs, net of such interim servicing fee and Ancillary Fees actually paid by Mortgagor, shall be remitted within one (1) Business Day of receipt. In addition, not later than the tenth Business Day following the Transfer Date for each Mortgage Loan, Seller shall make a final remittance of all accounts remaining due to the Purchaser, against receipt of reimbursement for all outstanding servicing advances made by Seller pursuant hereto, with respect to such Mortgage Loan.

               (b) Seller will carry out all of its obligations hereunder at its own expense, except as otherwise specifically provided herein.

               (c) Seller shall be responsible for the payment of any document custodian fees prior to the Closing Date. Except as otherwise provided in the Escrow and Bailee Agreement, Purchaser shall be responsible for any document custodian fees after the Closing Date.

                              Section 6. Insurance

               At all times while this Interim Agreement is in force, Seller shall maintain at its own expense polices of fidelity (including wire transfer and computer crimes fidelity insurance), theft, forgery and errors and omissions insurance in such amounts as are required to maintain Seller in good standing under all applicable laws and under the requirements of Accepted Servicing Practices. Seller shall cause Purchaser to be designated as an additional named insured upon the insurance policies to be maintained by Seller and shall provide to Purchaser a certificate of insurance evidencing the existence of the insurance coverage.

                               Section 7. Default

               The failure of Seller or Purchaser to materially perform or materially comply with any term, condition, or agreement applicable to it contained in this Interim Agreement shall be an event of default ("Event of Default").

               Section 8. Right to Cure; Termination by Purchaser

               If an Event of Default occurs which does not relate to the payment of money, then the defaulting party shall have until the earlier of ten
(10) days after receipt of written notice of such Event of Default or the applicable Transfer Date to cure such Event of Default. A party that becomes aware of an Event of Default by it shall promptly notify the other party. Notwithstanding the foregoing, Purchaser may terminate Seller's right to service the Mortgage Loans, in whole or in part, at any time, without cause upon the issuance of 10 days' written notice to Seller.

                               Section 9. Remedies

               If an Event of Default has occurred and has not been cured within any applicable cure period, Seller shall indemnify, defend and hold Purchaser harmless from and against any Loss as a result of such Event of Default. In addition, in the case of a material Event of Default that has not been cured within any applicable cure period, Seller shall, at the election of Purchaser, repurchase (at the applicable Repurchase Price) the related Mortgage Loan(s) with respect to which such Event of Default has occurred; such repurchase shall occur in the manner generally provided in
Section 6.03 of the Purchase and Sale Agreement. Each such claim for indemnification and/or repurchase demand shall be subject to the 12-month limitation period and other general provisions set forth in Section 6.04(b) of the Purchase and Sale Agreement. In addition to the foregoing, the non-defaulting party may pursue any other remedy available to it under the terms of this Interim Agreement, the Purchase and Sale Agreement or at law or in equity. The provisions of this Section 9 shall survive termination of this Interim Agreement.

                            Section 10. Miscellaneous

               (a) Notices. All notices, requests, demands and other communications that are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing in the manner prescribed in the Purchase and Sale Agreement; provided, however, that additional notices shall be sent to Seller or Purchaser, as applicable, at the following addresses:

           Seller:

           Bay View Bank, National Association
           ______________________________
           ______________________________
           Attention: ___________________
           Fax:       ___________________

           Purchaser:

           Washington Mutual Bank, FA

           ______________________________
           ______________________________
           Attention: ___________________
           Fax:       ___________________

               (b) Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Interim Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Interim Agreement and shall in no way affect the validity or enforceability of other covenants, agreements, provisions, or terms of this Interim Agreement. If the invalidity of any part, provision, representation, or warranty of this Interim Agreement shall deprive any party of the economic benefit intended to be conferred by this Interim Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Interim Agreement without regard to such invalidity.

               (c) No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Seller shall be rendered as an independent contractor and not as agent for Purchaser.

               (d) Execution. This Interim Agreement may be executed in one or more counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

               (e) Assignment. This Interim Agreement is not assignable.

               (f) Effect of Headings. The headings in this Interim Agreement are for purpose of reference only and shall not limit or otherwise affect the meaning hereof.

               (g) Other Agreements. This Interim Agreement supersedes all prior agreements and understandings relating to the subject matter hereof, except for the Purchase and Sale Agreement. In the event of any express conflict, contradiction or inconsistency between the Interim Agreement and Purchase and Sale Agreement, the terms of the Purchase and Sale Agreement shall control over the Interim Agreement.

               (h) Amendments; Waiver. Neither this Interim Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. A failure or delay on the part of either party to exercise any right, power or privilege hereunder shall not operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege, nor shall any waiver as to a particular matter constitute a waiver as to any future similar matter.

               (i) Agreement. The parties agree to execute and deliver such instruments and take such actions as either party may, from time to time, reasonably request in order to effectuate the purposes and carry out the terms of this Interim Agreement.

               (j) Existence of the Parties. During the term of this Interim Agreement, the parties will keep in full force and effect and in good standing their existence, rights and franchises, and approval status.

               (k) Governing Law. This Interim Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its choice of law principles.

               (l) Access to Information. Seller shall, except with respect to those items as to which one party has brought an action against the other party, allow Purchaser and its counsel, accountants, and other representatives, reasonable access, during normal business hours throughout the Interim Period, to all of Seller's files, books and records directly relating to the Servicing Rights, the Mortgage Loans, Custodial Accounts and servicing advances. Purchaser and its representatives and affiliates shall treat all information obtained in such investigation, not otherwise in the public domain, as confidential and shall not use any such information for its own benefit, unless or until Purchaser acquires the related Servicing Rights hereunder.

               IN WITNESS WHEREOF, each of the undersigned parties to this Interim Agreement has caused this Interim Agreement to be duly executed in its name by one of its duly authorized officers.



                                     BAY VIEW BANK, NATIONAL ASSOCIATION



                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________


                                     WASHINGTON MUTUAL BANK, FA



                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

                                    EXHIBIT 8

                           ESCROW AND BAILEE AGREEMENT

_______, 2002

Washington Mutual Bank, FA

_______________________________
_______________________________
Attn: _________________________

[Bailee


_______________________________
_______________________________
Attn: _________________________


Re: Mortgage Files subject to Mortgage Loan Purchase and Sale Transaction between Bay View Bank ("Seller") and Washington Mutual Bank, FA ("Purchaser")


Gentlemen and Ladies:

[___________________________] ("Bailee") has been advised of an impending sale by Seller to Purchaser of certain mortgage loans identified in Exhibit A hereto (the "Mortgage Loans"), which sale is expected to occur on or before _______, 2002 (the "Closing Date"). In connection therewith, Seller shall ship to Bailee certain legal documents relating to each of the Mortgage Loans (with respect to each such Mortgage Loan, a "Mortgage File") including, without limitation, originals of the note, recorded mortgage or deed of trust, intervening assignments, the title policy, and the assignment of mortgage or deed of trust.

Bailee shall review each Mortgage File and shall certify in writing to Purchaser and Seller, in the form of Exhibit B hereto, its receipt and possession of each such Mortgage File, which certification shall identify any documents missing therefrom.

Bailee hereby agrees to hold each Mortgage File for the exclusive benefit of Seller and will act only in accordance with Seller's instructions until such time as Seller provides Bailee with written notice by facsimile or other electronic media, substantially in the form of Exhibit C hereto, of its receipt of the purchase proceeds currently due as agreed upon by Seller and Purchaser (the "Purchase Proceeds"), which notification Seller shall provide Bailee and Purchaser via facsimile immediately upon its receipt of the Purchase Proceeds. Upon Bailee's receipt of such notice, Bailee shall thereafter hold each Mortgage File for the exclusive benefit of Purchaser and will act only in accordance with Purchaser's instructions. Unless Bailee is otherwise instructed by Seller and Purchaser, any Mortgage Loan not purchased by Purchaser on the Closing Date shall be returned to Seller via overnight courier at the following address within one (1) business day:

               Bay View Bank
               2121 South El Camino Real
               San Mateo, CA 94403
               Ann:  Loan Service Manager

Bailee and Purchaser shall negotiate the payment of all costs and expenses incurred in connection with the services rendered hereunder, and Seller and Purchaser shall each pay one-half thereof.

Kindly acknowledge your agreement to the terms and conditions of this letter agreement by signing in the appropriate space below and promptly returning this letter to Seller via facsimile to the attention of Joe Catalano at (650) 573-6381 with the original to follow via overnight courier, with a copy by facsimile to Purchaser at (___) ________. Telecopy signatures shall be deemed valid and binding to the same extent as the original.

Sincerely,

Bay View Bank, National Association


By: ___________________________________
Name: _________________________________
Title: ________________________________

Agreed to and Accepted by:

Washington Mutual Bank, FA


By: ___________________________________
Name: _________________________________
Title: ________________________________

[Bailee]


By: ___________________________________
Name: _________________________________
Title: ________________________________

                                    Exhibit A

                             Mortgage Loan Schedule

                                   (attached)

                                    Exhibit B

                         Form of Bailee's Certification

                              [BAILEE'S LETTERHEAD]


                                  CERTIFICATION

_________, 2002

Bay View Bank ("Seller")
2121 South El Camino Real
San Mateo, California 94403
Attn:  Mr. Joe Catalano, Assistant General Counsel


Washington Mutual Bank, FA ("Purchaser")

________________________________________
________________________________________
Attn:  _________________________________


Gentlemen and Ladies:

This certification is hereby made pursuant to that certain letter agreement dated ________, 2002, between Seller, Purchaser and us (the "Bailee Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Bailee Agreement. We do hereby certify to Seller and Purchaser that, except as is otherwise identified in Schedule A hereto, we have reviewed, and are currently in possession of, the following documents with respect to each Mortgage File:

               (1) The original promissory note, with all intervening endorsements evidencing a complete chain of endorsement from the originator to Purchaser (in blank), with the form of such endorsement (in blank) from Seller to Purchaser attached hereto as Exhibit 1;

               (2) The original mortgage or deed of trust, as applicable, with evidence of recording thereon;

               (3) An original assignment of mortgage or deed of trust, as applicable, from Seller to Purchaser (in blank), with the form of such assignment attached hereto as Exhibit 2;

               (4) Any and all intervening assignments of the mortgage or deed of trust, as applicable, with evidence of recording, together with such other documentation necessary to establish a complete chain of title from the original mortgagee to Seller; and

               (5)    An original policy of title insurance.

We further certify that we will hold the foregoing documents relating to each Mortgage File in strict accordance with the terms of the Bailee Agreement. We acknowledge our understanding that Purchaser is acting in reliance on this certification in purchasing the Mortgage Loans from Seller.



Sincerely,

[Bailee]

By: __________________________
Name: ________________________
Title: _______________________

                                   Schedule A

                         Missing Mortgage Loan Documents

                                   (attached)

                                    Exhibit C

                              Form of Notification


________, 2002

Via Facsimile

[Bailee

__________________________________
__________________________________
Attn: __________________________________]



Gentlemen and Ladies:

This letter is being provided to you pursuant that certain letter agreement dated ________, 2002, among Washington Mutual Bank, FA, you and us (the "Bailee Agreement"). Please be advised that we have received the Purchase Proceeds for the mortgage loans identified in Exhibit A hereto. You are hereby instructed to return to us, as provided in the Bailee Agreement, any Mortgage Loan currently in your possession which is not identified on Exhibit A hereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Bailee Agreement.

Sincerely,

Bay View Bank, National Association

By: _________________________________
Name: _______________________________
Title: ______________________________

                                    EXHIBIT 9

                            LOST NOTE AFFIDAVIT LOANS

                                   EXHIBIT 10

                        NOTICES TO/CONSENTS FROM INSURERS

                                   EXHIBIT 11

                           LOANS SUBJECT TO BANKRUPTCY

                                   EXHIBIT 12

                LOANS WITH DELINQUENT INSURANCE PREMIUMS OR TAXES

                                   EXHIBIT 13

                                      SBOs

[spreadsheet indicating identity of servicer (including name of contact person, address and telephone number); number of underlying loans; participating interest; original and current balance of participation; rate(s) of interest, maturity date(s) and paid-to-date on underlying loans; servicing fee, etc.]

                                   EXHIBIT 14

                    LOANS WITH DELINQUENT INSURANCE PREMIUMS

                                   EXHIBIT 15

                               NEW MORTGAGE LOANS

                                    Part One


--------------------------------------------------------------------------
ACCOUNT NUMBER     CUSTOMER NAME
--------------------------------------------------------------------------
GROUP A - LOANS APPROVED BY BAY VIEW PRIOR TO WM DUE DILIGENCE
------------------ -------------------------------------------------------
6035018            Wang, Kai Wei & Meng Bing
--------------------------------------------------------------------------
6035117            Villanueva, Daisy
--------------------------------------------------------------------------
6035133            VSR / REF Family Trust
--------------------------------------------------------------------------
6035174            Hendricks, Charles D.
--------------------------------------------------------------------------
6035208            Evilsizor, Kenneth
--------------------------------------------------------------------------
6035216            Murphy, Matthew
------------------ -------------------------------------------------------
105074154          Bains, Dante and Patricia
--------------------------------------------------------------------------
6035257            Weiss / Brown
--------------------------------------------------------------------------
6034813            Weiner, Bruce and Karen
--------------------------------------------------------------------------
6034951            Polar Trust (Sasaki)
--------------------------------------------------------------------------
6035224            Tombelaine, Bernard
--------------------------------------------------------------------------
6034029            Brentwood Apt Partners
--------------------------------------------------------------------------
6031603            Seminary Havenscourt LP
--------------------------------------------------------------------------



                                    Part Two


--------------------------------------------------------------------------
ACCOUNT NUMBER     CUSTOMER NAME
--------------------------------------------------------------------------
GROUP B - LOANS APPROVED BY BAY VIEW & WM JOINTLY
--------------------------------------------------------------------------
6035091            Moore, et. Al
--------------------------------------------------------------------------
6034979            Andolina Trust
--------------------------------------------------------------------------
6035042            Totah, Michael
--------------------------------------------------------------------------
6034896            Gable, Ron & Maureen
--------------------------------------------------------------------------
6034904            Gable, Ron & Maureen
--------------------------------------------------------------------------
6034946            St. John, Michael
--------------------------------------------------------------------------
6035109            Mooney, Bryan & Arlene
--------------------------------------------------------------------------
101108672          Chan, Siuwan
--------------------------------------------------------------------------
6035422            Parker
--------------------------------------------------------------------------
6035414            Gardner
--------------------------------------------------------------------------
6035331            Blacklidge, Luke
--------------------------------------------------------------------------
5024385            Dieter, Carl and Phyllis
--------------------------------------------------------------------------
6034961            Camelot Associates
--------------------------------------------------------------------------
6035380            Faidi Living Trust
--------------------------------------------------------------------------
6035455            Faidi Living Trust
--------------------------------------------------------------------------

                                   EXHIBIT 16

                              DOCUMENT DEFICIENCIES

                                   EXHIBIT 17

                    MORTGAGE LOANS WITH PLEDGED LOAN PROCEEDS

                                   EXHIBIT 18

                                POWER OF ATTORNEY

                                   EXHIBIT 19

                        MORTGAGE LOAN PAYMENT EXCEPTIONS

                                   EXHIBIT 20

                         SENIOR LIENS AND GROUND LEASES

                                   EXHIBIT 21

             CROSS-COLLATERALIZED OR CROSS-DEFAULTED MORTGAGE LOANS












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                                   EXHIBIT 22

                         SPECIAL MULTI-FAMILY PROPERTIES


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                                   EXHIBIT 23

                        UNDERWRITING GUIDELINE EXCEPTIONS












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                                   EXHIBIT 24

                            CLASSIFIED MORTGAGE LOANS












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                                   EXHIBIT 25

                             SECTION 6.02(VV) ITEMS












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                                   EXHIBIT 26

             CUSTODIAL ACCOUNTS; MORTGAGE LOANS WITH ESCROW PAYMENTS













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                                   EXHIBIT 27

                       MORTGAGE LOANS WITH AUTOMATIC DEBIT












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